AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 8, 2010

                REGISTRATION NOS.        2-86082
                                           811-0383301

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 50 [X]

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51  [X]

MAINSTAY VP SERIES FUND, INC.
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq. MainStay VP Series Fund, Inc. 51 Madison Avenue New York, New York 10010	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

[  ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
[  ]  on May 1, 2009 pursuant to paragraph (b)(1) of Rule 485
[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[  ]  on ________, pursuant to paragraph (a)(1) of Rule 485
[  ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for MainStay VP Series Fund, Inc.	May [1], 2010

Equity Portfolios	Blended Portfolios
MainStay VP Common Stock Portfolio		MainStay VP Balanced Portfolio
MainStay VP Growth Equity Portfolio		MainStay VP Convertible Portfolio
MainStay VP ICAP Select Equity Portfolio		MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP U.S. Small Cap Portfolio
Income Portfolios		Asset Allocation Porfolios
MainStay VP Bond Portfolio		MainStay VP Conservative Allocation Portfolio
MainStay VP Cash Management Portfolio		MainStay VP Moderate Allocation Portfolio
MainStay VP Floating Rate Portfolio		MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Government Portfolio		MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
Equity Portfolios
4	MainStay VP Common Stock Portfolio
7	MainStay VP Growth Equity Portfolio (formerly MainStay VP Capital Appreciation Portfolio)
10	MainStay VP ICAP Select Equity Portfolio
14	MainStay VP International Equity Portfolio
18	MainStay VP Large Cap Growth Portfolio
22	MainStay VP Mid Cap Core Portfolio
26	MainStay VP S&P 500 Index Portfolio
29	MainStay VP U.S. Small Cap Portfolio (formerly MainStay VP Developing Growth Portfolio)
Blended Portfolios
33	MainStay VP Balanced Portfolio
38	MainStay VP Convertible Portfolio
42	MainStay VP Income Builder Portfolio (formerly MainStay VP Total Return Portfolio)
Income Portfolios
48	MainStay VP Bond Portfolio
52	MainStay VP Cash Management Portfolio
56	MainStay VP Floating Rate Portfolio
60	MainStay VP Government Portfolio
64	MainStay VP High Yield Corporate Bond Portfolio
Asset Allocation Portfolios
68	MainStay VP Conservative Allocation Portfolio
74	MainStay VP Moderate Allocation Portfolio
80	MainStay VP Moderate Growth Allocation Portfolio
86	MainStay VP Growth Allocation Portfolio
92	Investment in the Portfolios by the Separate Accounts of Unaffiliated Insurance Companies
93	Asset Allocation Portfolios: Investment in Affiliated Underlying Portfolios/Funds
94	More About Investment Strategies and Risks
105	The Fund and its Management
115	Purchase and Redemption of Shares
118	Taxes, Dividends and Distributions
119	Financial Highlights
MainStay VP Common Stock Portfolio

Investment Objective

The MainStay VP Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.54%	0.54%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses[3]	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.
3	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks.

Investment Process

Madison Square Investors LLC, the Portfolio's Subadvisor, seeks to identify companies that are considered to have a high probability of outperforming the S&P 500® Index over the following six to twelve months. The Subadvisor uses a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. The Subadvisor may also use short term trading strategies that seek to realize returns over shorter periods. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Portfolio normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500® Index and the Russell 1000® Index.

The Portfolio is managed with a core orientation (including growth and value equity securities). The Subadvisor uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the relative valuation of the security compared to the Portfolio's universe and the issuer's industry, and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Growth Stocks Risk: The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[____]%
Worst Quarter
[__]Q/[__]	[____]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Common Stock Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
S&P 500® Index	[___]%	[___]%	[___]%
Russell 1000® Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harvey Fram, Director	Since 2004
	Migene Kim, Director	Since 2007

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Growth Equity Portfolio (formerly MainStay VP Capital Appreciation Portfolio)

Investment Objective

The MainStay VP Growth Equity Portfolio's investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investments)
Management Fee[1]	0.61%	0.61%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securites.

Investment Process

The Portfolio invests generally in large capitalization stocks that Madison Square Investors, the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term. The Portfolio may also invest in mid-capitalization stocks.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Portfolio, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that drive the U.S. large and mid cap growth stocks in a disciplined, risk-controlled framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior factors.

The Subadvisor engages in periodic rebalancing with the purpose of gaining maximum exposure to attractive fundamentals that drive U.S. large and mid cap stocks in a disciplined, risk-controlled framework.

The Portfolio may invest in common stock and other equity securities.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Growth Stocks Risk: The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Mid-Cap Stock Risk: The Portfolio may invest in mid-cap stocks, which may be more volatile and less liquid than stocks of larger companies. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Portfolio has selected the S&P 500® Index as its secondary benchmark. The S&P 500 ® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Growth Equity Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Russell 1000® Growth Index	[___]%	[___]%	[___]%
S&P 500® Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harish Kumar, Managing Director	Since June 2009

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP ICAP Select Equity Portfolio

Investment Objective

The MainStay VP ICAP Select Equity Portfolio's investment objective is to seek a superior total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.77%	0.77%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Portfolio seeks to achieve a total return greater than the S&P 500® Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods.

The Portfolio will typically hold between 25 and 30 securities. The Portfolio is subject to a non-fundamental investment policy that requires at least 80% of its assets (net assets plus borrowings for investment purposes) to be invested in common stocks and other equity securities. The Board may change this policy without shareholder approval, provided that shareholders are given at least 60 days' notice.

Investment Process

Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following three key components:

Research: ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where it believes a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management, and often with the customers, competitors and suppliers of each company.

Valuation: ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. From these undervalued companies, ICAP then eliminates those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst: ICAP looks beyond traditional measures of value to find companies where it believes a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months.

Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Other equity securities may include American Depositary Receipts ("ADRs"), warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Mid-Cap Stock Risk: The Portfolio may invest in mid-cap stocks, which may be more volatile and less liquid than stocks of larger companies. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Small Portfolio Risk: Because the Portfolio invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Foreign Securities Risk: Investments in foreign securities will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes.

American Depositary Receipts Risk: Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the S&P 500/Citigroup Value Index as its secondary benchmark. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. S&P 500/Citigroup Value Index returns prior to the January 1, 2006, inception of the S&P 500/Citigroup Value Index, reflect the returns of the S&P 500/Barra Index.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP ICAP Select Equity Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
S&P 500® Index	[___]%	[___]%	[___]%
S&P 500/Citigroup Value Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Institutional Capital LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 2006
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 2007

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP International Equity Portfolio

Investment Objective

The MainStay VP International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.89%	0.89%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[3]	[___]%	[___]%
Total Annual Portfolio Operating Expenses[4]	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.
2	Expenses have been restated to reflect current fees.
3	In addition to the Net Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expenses from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2009. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.
4	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to generate superior long-term performance by investing in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which do business mainly outside the U.S. It invests in securities of companies which do business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

Investment Process

The Subadvisor seeks to identify investment opportunities by pursuing a bottom-up, stock picking investment discipline. It performs research on identified companies to assess their business and investment prospects, paying attention to the generation and utilization of cash flows, the returns on invested capital, and the potential to generate shareholder value in the future. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of buinesses with low-quality earnings, and/or those that have weak or high-risk business models and/or weak balance sheets. Allocations to countries are a result of the bottom-up stock selection process.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for risk management. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return or to reduce the risk of loss (hedge) certain of its holdings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only mutual fund. The Portfolio may also incur higher expenses and costs when making foreign investments, which could affect the Portfolio's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets.

Derivatives Risk: The Portfolio may lose money using derivatives, regardless of the purpose for using such instruments. The use of derivatives may increase the volatility of the Portfolio's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index-the MSCI EAFE® Index as its primary benchmark index. The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP International Equity Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Morgan Stanley Capital International EAFE® Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and MacKay Shields LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Rupal Bhansali, Senior Managing Director	Since 2001

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Large Cap Growth Portfolio

Investment Objective

The MainStay VP Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value.

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase.

Investment Process

The Portfolio invests in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm's competitive advantages; and, attractive, and preferably rising, returns on invested capital.

The Subadvisor takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Portfolio, and/or the fundamental business prospects are deteriorating.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Growth Stocks Risk: The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Portfolio has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance for the Service Class shares, first offered June 6, 2003, includes historical performance of the Initial Class shares through June 5, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Large Cap Growth Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Russell 1000® Growth Index	[___]%	[___]%	[___]%
S&P 500® Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Winslow Capital Management, Inc. serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Winslow Capital Management Inc.	Clark J. Winslow, Chief Executive Officer	Since 2005
	Justin H. Kelly, Senior Managing Director	Since 2005
	R. Bart Wear, Senior Managing Director	Since 2005

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Mid Cap Core Portfolio

Investment Objective

The MainStay VP Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses[2]	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.
2	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index, and invests primarily in common stocks of U.S. companies.

Investment Process

Madison Square Investors, the Portfolio's Subadvisor, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Subadvisor uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Subadvisor ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe.

The model seeks to rank stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This Subadvisor then seeks to overweight those mid-cap stocks that the Subadvisor believes will outperform the mid-cap universe as a whole. A stock's weight in the Portfolio is determined by its investment return prospects, risk outlook, transaction cost estimates as well as the portfolio risk control guidelines.

Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Mid-Cap Stock Risk: The Portfolio may invest in mid-cap stocks, which may be more volatile and less liquid than stocks of larger companies. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Growth Stocks Risk: The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one- and five-year periods and for the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Index as its primary benchmark index. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares from July 2, 2001 to June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2002-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	Since Inception 7/2/01
MainStay VP Mid Cap Core Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Russell Midcap® Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harvey Fram, Managing Director	Since 2008
	Migene Kim, Managing Director	Since 2008

How to Purchase and Sell Shares

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP S&P 500 Index Portfolio

Investment Objective

The MainStay VP S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.29%	0.29%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[__]	$	[___]	$	[___]
Service Class	$	[___]	$	[__]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the S&P 500® Index in the same proportion, to the extent feasible.

Investment Process

Madison Square Investors LLC, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

S&P 500® Index Risk: If the value of the S&P 500® Index declines, the net asset value ("NAV") of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the makeup of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategy, the Portfolio's investments include S&P 500® Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may involve a small investment of cash relative to the magnitude of risk assumed and may increase the volatility of the Portfolio's net asset value.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP S&P 500 Index Portfolio
Initial Class	[____]%	[____]%	[____]%
Service Class	[____]%	[____]%	[____]%
S&P 500® Index	[____]%	[____]%	[____]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Francis Ok, Managing Director	Since 2004
	Lee Baker, Director	Since 2008

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP U.S. Small Cap Portfolio (formerly MainStay VP Developing Growth Portfolio)

Investment Objective

The MainStay VP U.S. Small Cap Portfolio's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks, securities convertible into common stock, and exchange traded funds ("ETFs") whose underlying securities are issued by small capitalization companies. Securities of U.S. companies are those traded primarily in the U.S. securities markets.

Investment Process

Epoch Investment Partners, Inc., the Portfolio's Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the limited research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies. The Subadvisor takes a long-term approach to investing and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor seeks to achieve risk adjusted returns by selecting companies with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company including evaluating the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of cash earnings, and the likelihood of the company's management using free cash flow to enhance shareholder value among other factors. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. The Subadvisor seeks businesses that generate "free cash flow" and securities that have unrecognized potential, yet possess above average free cash flow growth and/or below average valuation.

[The Portfolio may invest up to 15% of net assets in real estate investment trusts ("REITs").]

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or have an incorrect assessment of the company's state and the task at hand.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Growth Stocks Risk: The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2500TM Index as its primary benchmark index in replacement of the Russell 2000 Growth® Index in connection with a change in subadvisor. The Russell 2500TM Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations. The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States based listed equities. The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[____]%
Worst Quarter
[__]Q/[__]	[____]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	Since Inception 7/2/01
MainStay VP U.S. Small Cap Portfolio
Initial Class	[__]%	[__]%	[__]%
Service Class	[__]%	[__]%	[__]%
Russell 2500TM Index	[__]%	[__]%	[__]%
Russell 2000 Growth® Index	[__]%	[__]%	[__]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Epoch Investment Partners, Inc., serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since June 2009
	Michael Welhoelter, Managing Director	Since June 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since June 2009

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Balanced Portfolio

Investment Objective

The MainStay VP Balanced Portfolio's investment objective is to seek high total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities.

Investment Process

Equity Investments

Madison Square Investors LLC, the Portfolio's Subadvisor, manages the equity portion of the Portfolio. The Subadvisor generally invests in mid-capitalization, value oriented stocks, but may also invest in large capitalization, value oriented stocks.

"Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amount of stock outstanding compared to small-capitalization stocks. The Subadvisor considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index, the S&P MidCap 400® Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

The Subadvisor's equity security selection process is based upon a multi-factor model that includes such variables as valuation data, earnings growth, current market conditions, and other technical and quality metrics. The Portfolio's portfolio of securities is constructed to reflect both return expectation and market segment outlook.

Fixed-Income Investments

New York Life Investment Management LLC, the Portfolio's Manager, manages the fixed-income portion of the Portfolio. The Manager invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The fixed-income portion of the portfolio has an intermediate term duration that ranges from three to five years.

The Portfolio may lend its portfolio securities and may invest up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality; and in mortgage-related (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Investments Across the Fund

The Portfolio's investments may include variable rate notes, floaters and mortgage-related and asset-backed securities.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Under normal market conditions, the Manager and Subadvisor keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Manager and Subadvisor will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Mid-Cap Stock Risk: The Portfolio may invest in mid-cap stocks, which may be more volatile and less liquid than stocks of larger companies. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Fixed-Income Debt Securities Risk: Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and over the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Value Index as its primary benchmark index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Portfolio has selected the Balanced Composite Index as its secondary benchmark. The Balanced Composite Index is comprised of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government Index weighted 60%/40%, respectively. The Portfolio has selected the Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government index as an additional benchmark. The Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. The Portfolio has selected the Russell Midcap® Index as an additional benchmark. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2006-2009)

Best Quarter
[__]Q/[__]	[__]Q/[__]%
Lowest Quarter
[__]Q/[__]	[__]Q/[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 5/2/05
MainStay VP Balanced Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
Russell Midcap® Value Index	[___]%	[___]%
Balanced Composite Index	[___]%	[___]%
Merrill Lynch Corporate & Government 1-10 Years Bond Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager and provides day-to-day portfolio management for the fixed-income portion of the Portfolio. Madison Square Investors LLC serves as a Subadvisor to the Portfolio and provides day-to-day portfolio management services for the equity portion of the Portfolio.

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Thomas J. Girard, Senior Managing Director	Since 2008
Madison Square Investors LLC	Tony Elavia, Chief Executive Officer and Senior Managing Director	Since 2005

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Convertible Portfolio

Investment Objective

The MainStay VP Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. Government securities, and cash or cash equivalents.

Investment Process

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities generally rated lower than Baa3 by Moody's Investors Service Inc. ("Moody's") and BBB- by Standard & Poor's ("S&P") or, if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Some securities that are rated below investment grade by S&P or Moody's are referred to as "junk bonds." The Subadvisor may also invest without restriction in securities within the rating category of BB or B by S&P or Ba or B by Moody's.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Fixed-Income Debt Securities Risk: Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Below Investment Grade Securities Risk: Investments in below investment grade debt securities (sometimes referred to as "junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bank of America All U.S. Convertible Securities Index as its primary benchmark index. The Bank of America All U.S. Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares through June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]Q/[__]%
Worst Quarter
[__]Q/[__]	[__]Q/[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Convertible Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Bank of America All U.S. Convertible Securities Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and MacKay Shields LLC serves as the Subadvisor of the Portfolio.

Subadavisor	Portfolio Manager	Service Date
MacKay Shields LLC	Edward Silverstein, Managing Director	Since 2001

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Income Builder Portfolio (formerly MainStay VP Total Return Portfolio)

Investment Objective

The MainStay VP Income Builder Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Investment Process

Asset Allocation

Asset allocation decisions are made by MacKay Shields, LLC, the Subadvisor for the fixed-income portion of the Portfolio, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. As part of these asset allocation decisions, the Subadvisor may use equity index futures to add exposure to the equity markets. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's total equity and fixed-income exposures, respectively.

Equity Investments

Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio, desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." The equity portion of the Portfolio will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. That portion of the Portfolio will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase.

In selecting securities, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. In determining the risk/reward profile of a company, the Subadvisor may evaluate the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of the company's cash earnings, and the likelihood of the company's management to use free cash flow to enhance shareholder value, among other factors. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Debt Investments

The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that the Subadvisor believes may provide capital appreciation in addition to income and are rated below investment grade by Moody's Investor Service ("Moody's) or Standard & Poor's ("S&P"), or if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Subadvisor of the fixed-income portion of the Portfolio. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds."

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, deterioration in the issuer's credit quality.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Value Stock Risk: The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Below Investment Grade Securities Risk: Investments in below investment grade debt securities (sometimes referred to as "junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade (sometimes referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could decline.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Mortgage Dollar Roll Transaction Risk: The Portfolio's investments in mortgage dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

To-Be-Announced Securities Risk: The Portfolio may also invest in to-be-announced ("TBA") securities. The principal risks of TBA transactions are increased counterparty risk and increased overall investment exposure.

Foreign Securities Risk: Investments in foreign securities will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only mutual fund. The Portfolio may also incur higher expenses and costs when making foreign investments, which could affect the Portfolio's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

Derivatives Risk: The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's NAV and may involve a small investment of cash relative to the magnitude of risk assumed. The principal risk of forward commitments is that the security may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index as its primary benchmark index in replacement of the Russell 1000® Index as a result of the addition of a co-subadvisor. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The Portfolio has selected the Income Builder Composite Index as its secondary benchmark. The Income Builder Composite Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50%, respectively. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the
Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance for the Service Class shares, first offered June 4, 2003, includes historical performance of the Initial Class shares through June 3, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[_]Q/[__]	[__]%
Worst Quarter
[_]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Income Builder Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	[___]%	[___]%	[___]%
Russell 1000 Index (reflects no deductions for fees, expenses, or taxes)	[___]%	[___]%	[___]%
Income Builder Composite Index (reflects no deductions for fees, expenses, or taxes)	[___]%	[___]%	[___]%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Epoch Investment Partners, Inc. and MacKay Shields LLC serve as the Subadvisors of the Portfolio.

Subadvisors	Portfolio Managers	Service Date
MacKay Shields LLC	Louis N. Cohen, Managing Director	Since March 2010
	Gary Goodenough, Senior Managing Director	Since 2000
	James Ramsay, Senior Managing Director	Since 2008
	Dan Roberts, Senior Managing Director	Since June 2009
	Michael Kimble, Managing Director	Since June 2009
	Taylor Wagenseil, Managing Director	Since March 2010
Epoch Investment Partners, Inc.	Wiliam W. Priest, Chief Executive Officer and Co-Chief Investment Officer	Since June 2009
	Eric Sappenfield, Managing Director and Senior Analyst	Since June 2009
	Michael A. Welhoelter, Managing Director	Since June 2009

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Bond Portfolio

Investment Objective

The MainStay VP Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.49%	0.49%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation agreements. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investments, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in investment grade debt securities, generally rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality. As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

Investment Process

Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks involved with investing in debt securities include (without limitation): (i) credit risk, i.e., the risk that an issuer of a debt security may fail to repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., the risk that a debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity; (iii) market risk, i.e., the risk that low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., the risk that when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the risk that the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Loan Participation Interest Risk: Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Derivatives Risk: The Portfolio may lose money using derivatives, regardless of the purpose for using such instruments. The use of derivatives may increase the volatility of the Portfolio's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Mortgage Dollar Roll Transaction Risk: The Portfolio's investments in mortgage dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as its primary benchmark index. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. The Portfolio has selected the Merrill Lynch Corporate and Government Master Index as its secondary benchmark. The Merrill Lynch Corporate and Government Master Index consists of issues of the U.S. government and its agencies as well as investment grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

Performance for the Service Class shares, first offered June 4, 2003, includes historical performance of the Initial Class shares through June 3, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Bond Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Barclays Capital U.S. Aggregate Bond Index	[___]%	[___]%	[___]%
Merrill Lynch Corporate and Government Master Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager and provides day-to-day portfolio management services for the Portfolio.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Donald F. Serek, Managing Director	Since 2000
	Thomas J. Girard, Managing Director	Since 2007

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Cash Management Portfolio

Investment Objective

The MainStay VP Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Initial Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	[___]%
Total Annual Portfolio Operating Expenses[2]	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; and 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.
2	From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.
The Portfolio's expense ratio has been restated from October 31, 2009 due to the expiration of the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The cost for participation in this Program equaled 0.04% of the applicable assets of the Portfolio. Accordingly, the Net Annual Fund Operating Expenses above have been reduced by this amount.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Portfolio maintains a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

Investment Process

New York Life Investments, the Portfolio's Manager, selects securities based on an analysis of the creditworthiness of the issuer. These securities may include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as CDs, bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Portfolio may also invest in variable rate notes, floaters, and mortgage-related and asset-backed securities.

The Portfolio may invest in foreign securities that are U.S. dollar denominated securities of foreign issuers.

All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

Stable NAV Risk: An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Additional risks associated with an investment in the Portfolio include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a money market funds average. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Lipper Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-593-2019.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Cash Management Portfolio
Return Before Taxes on Distributions
Initial Class	[___]%	[___]%	[___]%
7-day current yield (as of December 31, 2009): [___]%
Lipper Money Market Fund Average (reflects no deductions for fees, expenses, or taxes)	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	David Clement, Director	Since March 2009
	Thomas J. Girard, Managing Director	Since March 2009

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Floating Rate Portfolio

Investment Objective

The MainStay VP Floating Rate Portfolio's investment objective is to seek to provide high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments. When the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process

New York Life Investments, the Portfolio's Manager, seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may reduce or eliminate the Portfolio's position in a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

Floating rate loans may offer a favorable yield spread over other short-term fixed income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London Interbank Offered Rate ("LIBOR") or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks involved with investing in debt securities include (without limitation): (i) credit risk, i.e., the risk that an issuer of a debt security may fail to repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., the risk that a debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity; (iii) market risk, i.e., the risk that low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., the risk that when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the risk that the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade (sometimes referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could decline.

Active Trading Risk: An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, there is no assurance that the Portfolio will achieve its investment objective.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and for the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Credit Suisse Leveraged Loan Index as its primary benchmark index. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment grade loans.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares

(by calendar year 2006-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 5/2/05
MainStay VP Floating Rate Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
Credit Suisse Leveraged Loan Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager and is responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Manager	Service Date
New York Life Investment Management LLC	Robert Dial, Managing Director	Since Inception

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Government Portfolio

Investment Objective

The MainStay VP Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade securities that are not U.S. government securities.

Investment Process

In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Portfolio also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, to-be-announced securities transactions, and transactions on a when-issued basis. If Standard & Poor's ("S&P") and Moody's Investor Service ("Moody's") assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

Mortgage Dollar Roll Transaction Risk: The Portfolio's investments in mortgage dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

To-Be-Announced Securities Risk: The Portfolio may also invest in to-be-announced ("TBA") securities. The principal risks of TBA transactions are increased counterparty risk and increased overall investment exposure.

When-Issued Securities Risk: The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Such securities also may lose value.

Derivatives Risk: The Portfolio may lose money using derivatives, regardless of the purpose for using such instruments. The use of derivatives may increase the volatility of the Portfolio's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, there is no assurance that the Portfolio will achieve its investment objective.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Barclays Capital U.S. Government Bond Index as its primary benchmark index. The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

Performance for the Service Class shares, first offered June 4, 2003, includes historical performance of the Initial Class shares through June 3, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Government Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Barclays Capital U.S. Government Bond Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and MacKay Shields LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Gary Goodenough, Senior Managing Director	Since 2000
	James Ramsay, Senior Managing Director	Since 2008

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP High Yield Corporate Bond Portfolio

Investment Objective

The MainStay VP High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee1,[2]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.
2	Expenses have been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or that are unrated but the Subadvisor considers to be of comparable quality.

Investment Process

MacKay Shields LLC, the Portfolio's Subadvisor, seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Portfolio only invests in companies in which the Subadvisor has judged that there is sufficient asset coverage - that is, the Subadvisor's subjective appraisal of a company's value divided by the value of its debt.

Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds." These securities are sometimes considered speculative. If Moody's and S&P assign different ratings to the same security, the Portfolio will use the lower rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). The Portfolio may invest up to 20% of its net assets in common stocks and other equity securities. The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Portfolio may hold cash or invest in short term instruments during times when the portfolio manager is unable to identify attractive high-yield securities.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these securities tends to be lower than the yield on other securities normally purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income, if the proceeds are reinvested at lower interest rates.

High-Yield Debt Securities Risk: Investments in high-yield debt securities (sometimes called "junk bonds") are generally considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Foreign Securities Risk: Investments in foreign securities will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Cash and Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in short-term securities, there is no assurance that the Portfolio will achieve its investment objective.

Recent Market Events Risk: Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of all dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Credit Suisse High Yield Index as its primary benchmark index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance for the Service Class shares, first offered June 4, 2003, includes historical performance of the Initial Class shares through June 3, 2003, adjusted to reflect the fees and expenses of Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP High Yield Corporate Bond Portfolio
Initial Class	[___]%	[___]%	[___]%
Service Class	[___]%	[___]%	[___]%
Credit Suisse High Yield Index	[___]%	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and MacKay Shields LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	J. Matthew Philo, Senior Managing Director	Since 2001

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC and other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Conservative Allocation Portfolio

Investment Objective

The MainStay VP Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	In addition to the Total Annual Portfolio Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2009. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Portfolios discussed in this Prospectus and other funds managed by New York Life Investments (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered in this Prospectus and in separate prospectuses. The Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Underlying Equity Portfolios/Funds may consist of approximately 5% (within the range of 0% to 15%) of international equity funds. The Subadvisor may change the asset class allocations, the portfolio of Underlying Portfolios/Funds, or the target weighting without prior approval from shareholders.

The Subadvisor uses a two-step asset allocation process to create the Portfolio's investments. The first step is a strategic asset allocation to determine the percentage of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in Underlying Portfolios/Funds in two broad asset classes—equity and fixed income.

The following table illustrates the Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

	U.S. Equity	International Equity	Total Equity	Fixed Income
MainStay VP Conservative Allocation Portfolio*	35%	5%	40%	60%
*	Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for each Portfolio's investments. A Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including past performance, total portfolio characteristics, (e.g., size, style, credit quality and duration) and assessment of current holdings (e.g., valuation data, earnings growth, technical indicators and quality metrics). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

The Subadvisor monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, a Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money. An investment in the Portfolio is not guaranteed, and you may experience losses. The Portfolio's level of risk will depend on its investment allocation in the Underlying Portfolios/Funds. Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:

Market Changes Risk: The value of the Underlying Portfolios'/Funds' investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security may be unable to make principal and interest payments when they are due.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Underlying Portfolio/Fund's holdings. Opportunities for greater gain often come with greater risk of loss.

Exchange Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Underlying Portfolio's/Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fixed-Income Securities Risk: Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Underlying Portfolio/Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Foreign Securities Risk: Investing in securities of foreign issuers involves more risk than investing in securities of U.S. issuers. Such risks include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and change in monetary policy. The risk of foreign securities investing is likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Growth Securities Risk: The principal risk of investing in growth securities is that investors may expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Bond Risk: High yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities and also may be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Interest Rate Risk: When interest rates rise, the prices of fixed income securities in an Underlying Portfolio/Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in an Underlying Portfolio/Fund 's portfolio generally will rise.

Leverage Risk: The use of leverage may increase an Underlying Portfolio/Fund's exposure to long equity positions and make any change in the Underlying Portfolio/Fund's net asset value greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Portfolio/Fund's use of leverage will be successful or that it will produce a higher return on an investment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio/Fund from selling these illiquid securities at an advantageous time or price.

Market Risk: The value of the securities in which an Underlying Portfolio/Fund invests may decline due to changing economic, political or market conditions or disappointing earnings results.

Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

Mortgage-Related and Asset-Backed Securities Risk: Investments in mortgage-related securities and asset-backed securities are subject to prepayment risk, which is the risk that, if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of an Underlying Portfolio/Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Underlying Portfolio/Fund to lose money. If these securities are prepaid they may have to be replaced with lower-yielding securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increase in property taxes, and changes in interest rates. REITs are also dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, an Underlying Portfolio/Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Portfolio/Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Portfolio/Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Portfolio/Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Portfolio/Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Portfolio/Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Portfolio/Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Portfolio/Fund is unable to borrow the same security for delivery. In that case, the Underlying Portfolio/Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Portfolio/Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Portfolio/Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Portfolio/Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Portfolio/Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Company Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Smaller capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Value Securities Risk: The risk of investing in value stocks is that they may never reach what the Underlying Portfolio/Fund's investment manager believes is their full value, or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Asset Allocation Risk

Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

To the extent that a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund, and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact the Portfolio, depending on the Portfolio's level of investment in the Underlying Portfolio/Fund.

Conflicts of Interest

Potential conflicts of interest could occur. The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios/Funds and to establish target weightings for each Asset Allocation Portfolio. The Subadvisor may be subject to potential conflicts of interest in selecting the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. Similarly, the Portfolio's portfolio manager may have incentives to select certain Underlying Portfolios/Funds due to compensation considerations. However, the Subadvisor and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios/Funds and the Board of Directors of the Fund (the "Board") oversees the Subadvisor's performance.

Large Transaction Risks

To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, net subscriptions/redemptions are utilized to the extent possible to maintain existing target allocations and to implement small changes to target allocations. Only when the Subadvisor determines that the characteristics of the Portfolio would be materially improved by making more substantial adjustments to the target allocations are transactions amongst the Underlying Portfolios/Funds initiated. When adjustments do occur, the Subadvisor of the Portfolio coordinates directly with the managers of the Underlying Portfolios/Funds to ensure that the transactions are accommodated efficiently and in a cost effective manner.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares

(by calendar year 2007-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 2/13/06
MainStay VP Conservative Allocation Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
S&P 500® Index	[___]%	[___]%
Morgan Stanley Capital International EAFE Index	[___]%	[___]%
Barclays Capital U.S. Aggregate Bond Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Tony Elavia, Chief Executive Officer and Senior Managing Director	Since Inception
	Jonathan Swaney, Director	Since Inception

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Moderate Allocation Portfolio

Investment Objective

The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	In addition to the Total Annual Portfolio Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2009. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[__]	$	[___]	$	[___]
Service Class	$	[___]	$	[__]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Portfolios discussed in this Prospectus and other funds managed by New York Life Investments (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered in this Prospectus and in separate prospectuses. The Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed Income Portfolios/Funds. The Underlying Equity Portfolios/Funds may consist of approximately 10% (within a range of 0% to 20%) of international equity funds. The Subadvisor may change the asset class allocations, the portfolio of Underlying Portfolios/Funds, or the target weighting without prior approval from shareholders.

The Subadvisor uses a two-step asset allocation process to create the Portfolio's investments. The first step is a strategic asset allocation to determine the percentage of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in Underlying Portfolios/Funds in two broad asset classes—equity and fixed income.

The following table illustrates the Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

	U.S. Equity	International Equity	Total Equity	Fixed Income
MainStay VP Moderate Allocation Portfolio*	50%	10%	60%	40%
*	Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for each Portfolio's investments. A Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including past performance, total portfolio characteristics, (e.g., size, style, credit quality and duration) and assessment of current holdings (e.g., valuation data, earnings growth, technical indicators and quality metrics). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

The Subadvisor monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, a Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money. An investment in the Portfolio is not guaranteed, and you may experience losses. The Portfolio's level of risk will depend on its investment allocation in the Underlying Portfolios/Funds. Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:

Market Changes Risk: The value of the Underlying Portfolios'/Funds' investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security may be unable to make principal and interest payments when they are due.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Underlying Portfolio/Fund's holdings. Opportunities for greater gain often come with greater risk of loss.

Exchange Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Underlying Portfolio's/Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fixed-Income Securities Risk: Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Underlying Portfolio/Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Foreign Securities Risk: Investing in securities of foreign issuers involves more risk than investing in securities of U.S. issuers. Such risks include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and change in monetary policy. The risk of foreign securities investing is likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Growth Securities Risk: The principal risk of investing in growth securities is that investors may expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Bond Risk: High yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities and also may be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Interest Rate Risk: When interest rates rise, the prices of fixed income securities in an Underlying Portfolio/Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in an Underlying Portfolio/Fund 's portfolio generally will rise.

Leverage Risk: The use of leverage may increase an Underlying Portfolio/Fund's exposure to long equity positions and make any change in the Underlying Portfolio/Fund's net asset value greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Portfolio/Fund's use of leverage will be successful or that it will produce a higher return on an investment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio/Fund from selling these illiquid securities at an advantageous time or price.

Market Risk: The value of the securities in which an Underlying Portfolio/Fund invests may decline due to changing economic, political or market conditions or disappointing earnings results.

Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

Mortgage-Related and Asset-Backed Securities Risk: Investments in mortgage-related securities and asset-backed securities are subject to prepayment risk, which is the risk that, if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of an Underlying Portfolio/Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Underlying Portfolio/Fund to lose money. If these securities are prepaid they may have to be replaced with lower-yielding securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increase in property taxes, and changes in interest rates. REITs are also dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, an Underlying Portfolio/Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Portfolio/Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Portfolio/Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Portfolio/Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Portfolio/Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Portfolio/Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Portfolio/Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Portfolio/Fund is unable to borrow the same security for delivery. In that case, the Underlying Portfolio/Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Portfolio/Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Portfolio/Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Portfolio/Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Portfolio/Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Company Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Smaller capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Value Securities Risk: The risk of investing in value stocks is that they may never reach what the Underlying Portfolio/Fund's investment manager believes is their full value, or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Asset Allocation Risk

Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

To the extent that a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund, and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact the Portfolio, depending on the Portfolio's level of investment in the Underlying Portfolio/Fund.

Conflicts of Interest

Potential conflicts of interest could occur. The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios/Funds and to establish target weightings for each Asset Allocation Portfolio. The Subadvisor may be subject to potential conflicts of interest in selecting the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. Similarly, the Portfolio's portfolio manager may have incentives to select certain Underlying Portfolios/Funds due to compensation considerations. However, the Subadvisor and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios/Funds and the Board of Directors of the Fund (the "Board") oversees the Subadvisor's performance.

Large Transaction Risks

To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, net subscriptions/redemptions are utilized to the extent possible to maintain existing target allocations and to implement small changes to target allocations. Only when the Subadvisor determines that the characteristics of the Portfolio would be materially improved by making more substantial adjustments to the target allocations are transactions amongst the Underlying Portfolios/Funds initiated. When adjustments do occur, the Subadvisor of the Portfolio coordinates directly with the managers of the Underlying Portfolios/Funds to ensure that the transactions are accommodated efficiently and in a cost effective manner.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares

(by calendar year 2007-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 2/13/06
MainStay VP Moderate Allocation Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
S&P 500® Index	[___]%	[___]%
Morgan Stanley Capital International EAFE Index	[___]%	[___]%
Barclays Capital U.S. Aggregate Bond Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Tony Elavia, Chief Executive Officer and Senior Managing Director	Since Inception
	Jonathan Swaney, Director	Since Inception

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Moderate Growth Allocation Portfolio

Investment Objective

The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	[___]%	[___]%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	In addition to the Total Annual Portfolio Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2009. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Portfolios discussed in this Prospectus and other funds managed by New York Life Investments (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered in this Prospectus and in separate prospectuses. The Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds, approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed Income Portfolios/Funds, and approximately 15% (within a range of 5% to 25%) of international equity funds. The Subadvisor may change the asset class allocation, the portfolio of Underlying Portfolios/Funds, or the target weighting without prior approval from shareholders.

The Subadvisor uses a two-step asset allocation process to create the Portfolio's investments. The first step is a strategic asset allocation to determine the percentage of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in Underlying Portfolios/Funds in two broad asset classes—equity and fixed income.

The following table illustrates the Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

	U.S. Equity	International Equity	Total Equity	Fixed Income
MainStay VP Moderate Growth Allocation Portfolio*	65%	15%	80%	20%
*	Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for each Portfolio's investments. A Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including past performance, total portfolio characteristics, (e.g., size, style, credit quality and duration) and assessment of current holdings (e.g., valuation data, earnings growth, technical indicators and quality metrics). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

The Subadvisor monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, a Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money. An investment in the Portfolio is not guaranteed, and you may experience losses. The Portfolio's level of risk will depend on its investment allocation in the Underlying Portfolios/Funds. Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:

Market Changes Risk: The value of the Underlying Portfolios'/Funds' investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security may be unable to make principal and interest payments when they are due.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Underlying Portfolio/Fund's holdings. Opportunities for greater gain often come with greater risk of loss.

Exchange Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Underlying Portfolio's/Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fixed-Income Securities Risk: Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Underlying Portfolio/Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Foreign Securities Risk: Investing in securities of foreign issuers involves more risk than investing in securities of U.S. issuers. Such risks include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and change in monetary policy. The risk of foreign securities investing is likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Growth Securities Risk: The principal risk of investing in growth securities is that investors may expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Bond Risk: High yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities and also may be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Interest Rate Risk: When interest rates rise, the prices of fixed income securities in an Underlying Portfolio/Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in an Underlying Portfolio/Fund 's portfolio generally will rise.

Leverage Risk: The use of leverage may increase an Underlying Portfolio/Fund's exposure to long equity positions and make any change in the Underlying Portfolio/Fund's net asset value greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Portfolio/Fund's use of leverage will be successful or that it will produce a higher return on an investment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio/Fund from selling these illiquid securities at an advantageous time or price.

Market Risk: The value of the securities in which an Underlying Portfolio/Fund invests may decline due to changing economic, political or market conditions or disappointing earnings results.

Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

Mortgage-Related and Asset-Backed Securities Risk: Investments in mortgage-related securities and asset-backed securities are subject to prepayment risk, which is the risk that, if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of an Underlying Portfolio/Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Underlying Portfolio/Fund to lose money. If these securities are prepaid they may have to be replaced with lower-yielding securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increase in property taxes, and changes in interest rates. REITs are also dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, an Underlying Portfolio/Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Portfolio/Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Portfolio/Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Portfolio/Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Portfolio/Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Portfolio/Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Portfolio/Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Portfolio/Fund is unable to borrow the same security for delivery. In that case, the Underlying Portfolio/Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Portfolio/Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Portfolio/Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Portfolio/Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Portfolio/Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Company Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Smaller capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Value Securities Risk: The risk of investing in value stocks is that they may never reach what the Underlying Portfolio/Fund's investment manager believes is their full value, or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Asset Allocation Risk

Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

To the extent that a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund, and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact the Portfolio, depending on the Portfolio's level of investment in the Underlying Portfolio/Fund.

Conflicts of Interest

Potential conflicts of interest could occur. The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios/Funds and to establish target weightings for each Asset Allocation Portfolio. The Subadvisor may be subject to potential conflicts of interest in selecting the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. Similarly, the Portfolio's portfolio manager may have incentives to select certain Underlying Portfolios/Funds due to compensation considerations. However, the Subadvisor and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios/Funds and the Board of Directors of the Fund (the "Board") oversees the Subadvisor's performance.

Large Transaction Risks

To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, net subscriptions/redemptions are utilized to the extent possible to maintain existing target allocations and to implement small changes to target allocations. Only when the Subadvisor determines that the characteristics of the Portfolio would be materially improved by making more substantial adjustments to the target allocations are transactions amongst the Underlying Portfolios/Funds initiated. When adjustments do occur, the Subadvisor of the Portfolio coordinates directly with the managers of the Underlying Portfolios/Funds to ensure that the transactions are accommodated efficiently and in a cost effective manner.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. The Portfolio has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares

(by calendar year 2007-2009)

Best Quarter
[__]Q/[__]	[__]%
Worst Quarter
[__]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 2/13/06
MainStay VP Moderate Growth Allocation Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
S&P 500® Index	[___]%	[___]%
Morgan Stanley Capital International EAFE Index	[___]%	[___]%
Barclays Capital U.S. Aggregate Bond Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Tony Elavia, Chief Executive Officer and Senior Managing Director	Since Inception
	Jonathan Swaney, Director	Since Inception

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

MainStay VP Growth Allocation Portfolio

Investment Objective

The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Initial Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Management Fee	None	None
Distribution and Service (12b-1) Fees	None	[___]%
Other Expenses	[___]%	[___]%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	[___]%	[___]%
Total Annual Portfolio Operating Expenses	[___]%	[___]%
1	In addition to the Total Annual Portfolio Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2009. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and does not include Policy fees or Separate Account fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Initial Class	$	[___]	$	[___]	$	[___]	$	[___]
Service Class	$	[___]	$	[___]	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Portfolios discussed in this Prospectus and other funds managed by New York Life Investments (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered in this Prospectus and in separate prospectuses. The Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios/Funds.

The Potfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 85% to 100%), and approximately 20% (within a range of 10% to 30%) of international equity funds. The Subadvisor may change the asset class allocation, the portfolio of Underlying Portfolios/Funds, or the target weighting without prior approval from shareholders.

The Subadvisor uses a two-step asset allocation process to create the Portfolio's investments. The first step is a strategic asset allocation to determine the percentage of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in Underlying Portfolios/Funds in two broad asset classes—equity and fixed income.

The following table illustrates the Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

	U.S. Equity	International Equity	Total Equity	Fixed Income
MainStay VP Growth Allocation Portfolio*	80%	20%	100%	0%
*	Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for each Portfolio's investments. A Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including past performance, total portfolio characteristics, (e.g., size, style, credit quality and duration) and assessment of current holdings (e.g., valuation data, earnings growth, technical indicators and quality metrics). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

The Subadvisor monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, a Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money. An investment in the Portfolio is not guaranteed, and you may experience losses. The Portfolio's level of risk will depend on its investment allocation in the Underlying Portfolios/Funds. Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:

Market Changes Risk: The value of the Underlying Portfolio's/Fund's investments may change because of broad changes in the markets in which the Portfolios invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss.

Foreign Securities Risk: Investing in securities of foreign issuers involves more risk than investing in securities of U.S. issuers. Such risks include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and change in monetary policy. The risk of foreign securities investing is likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Growth Securities Risk: The principal risk of investing in growth securities is that investors may expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Leverage Risk: There is risk involved in investing the proceeds from selling securities short, which is a form of leverage. The use of leverage may increase an Underlying Portfolio/Fund's exposure to long equity positions and make any change in the Underlying Portfolio/Fund's net asset value greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Portfolio/Fund's use of leverage will be successful or that it will produce a higher return on an investment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio/Fund from selling these illiquid securities at an advantageous time or price.

Market Risk: The value of the securities in which an Underlying Portfolio/Fund invests may decline due to changing economic, political or market conditions or disappointing earnings results.

Real Estate Investment Trust Risk: Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increase in property taxes, and changes in interest rates. REITs are also dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, an Underlying Portfolio/Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Portfolio/Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Portfolio/Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Portfolio/Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Portfolio/Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Portfolio/Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Portfolio/Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Portfolio/Fund is unable to borrow the same security for delivery. In that case, the Underlying Portfolio/Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Portfolio/Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Portfolio/Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Portfolio/Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Portfolio/Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Company Risk: Stocks of small capitalization companies may be subject to greater price volatility significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Smaller capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Value Securities Risk: The risk of investing in value stocks is that they may never reach what the Underlying Portfolio/Fund's investment manager believes is their full value, or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

Debt markets are experiencing a period of high volatility that has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors have been forced to liquidate positions to satisfy margin calls, further pressuring asset prices. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Asset Allocation Risk

Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

To the extent that a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund, and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact the Portfolio, depending on the Portfolio's level of investment in the Underlying Portfolio/Fund.

Conflicts of Interest

Potential conflicts of interest could occur. The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios/Funds and to establish target weightings for each Asset Allocation Portfolio. The Subadvisor may be subject to potential conflicts of interest in selecting the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. Similarly, the Portfolio's portfolio manager may have incentives to select certain Underlying Portfolios/Funds due to compensation considerations. However, the Subadvisor and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios/Funds and the Board of Directors of the Fund (the "Board") oversees the Subadvisor's performance.

Large Transaction Risks

To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, net subscriptions/redemptions are utilized to the extent possible to maintain existing target allocations and to implement small changes to target allocations. Only when the Subadvisor determines that the characteristics of the Portfolio would be materially improved by making more substantial adjustments to the target allocations are transactions amongst the Underlying Portfolios/Funds initiated. When adjustments do occur, the Subadvisor of the Portfolio coordinates directly with the managers of the Underlying Portfolios/Funds to ensure that the transactions are accommodated efficiently and in a cost effective manner.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio and assume reinvestment of dividends and capital gains. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for the one-year period and the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains.
As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares

(by calendar year 2007-2009)

Best Quarter
[_]Q/[__]	[__]%
Worst Quarter
[_]Q/[__]	[__]%

[Actual 2009 data to be provided when available.]

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Since Inception 2/13/06
MainStay VP Growth Allocation Portfolio
Initial Class	[___]%	[___]%
Service Class	[___]%	[___]%
S&P 500® Index	[___]%	[___]%
Morgan Stanley Capital International EAFE Index	[___]%	[___]%

Management

New York Life Investment Management LLC serves as Manager of the Portfolio and Madison Square Investors LLC serves as the Subadvisor of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Tony Elavia, Chief Executive Officer and Senior Managing Director	Since Inception
	Jonathan Swaney, Director	Since Inception

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page [_] of the Prospectus.

Investment in the Portfolios by the Separate Accounts of Unaffiliated Insurance Companies

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

Mainstay VP Series Fund, Inc. (the "Fund") has received an exemptive order from the Securities and Exchange Commission ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of other unaffiliated insurance companies, as well as to NYLIAC. The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Fund's Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

Asset Allocation Portfolios: Investment in Affiliated Underlying Portfolios/Funds

The Asset Allocation Portfolios may invest in the Portfolios as described in this Prospectus and may also invest in MainStay Funds managed by New York Life Investments that are not Portfolios of the Fund. Each Asset Allocation Portfolio may invest in additional Underlying Portfolios/Funds, including those that may become available for investment in the future, at the discretion of the Subadvisor and without shareholder approval.

More About Investment Strategies and Risks
Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the Asset Allocation Portfolios may invest.

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus). The following information is provided in alphabetical order and not in order of importance.

American Depositary Receipts ("ADRs")

Certain Portfolios and Underlying Portfolios/Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Portfolio or Underlying Portfolio/Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Portfolio or Underlying Portfolio/Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by Moody's or S&P are considered to have speculative characteristics and some may be referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio or Underlying Portfolio/Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

Certain Portfolios and Underlying Portfolios/Funds may enter into derivative transactions, or "derivatives." The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio or Underlying Portfolio/Fund is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Portfolio or Underlying Portfolio/Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In the event of the bankruptcy or insolvency of a counterparty, the Portfolio or Underlying Portfolio/Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio or Underlying Portfolio/Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio or Underlying Portfolio/Fund may also incur fees and expenses incurred in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income producing securities.

As investment companies registered with the Securities and Exchange Comission ("SEC"), the Portfolios and Underlying Portfolios/Funds must "cover" obligations with respect to certain kinds of derivatives instruments.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  ADRs; and

  REITs.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
   Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio or Underlying Portfolio/Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

  Certain Portfolios and Underlying Portfolios/Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Exchange Traded Funds

The Portfolios and Underlying Portfolios/Funds may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value ("NAV"), but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into a Portfolio or Underlying Portfolio/Fund.

For cash management purposes, the Portfolios and Underlying Portfolios/Funds may invest its net assets in ETFs that invest in securities similar to those in which a Portfolio or Underlying Portfolio/Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

Fixed-Income Securities

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Portfolio's or Underlying Portfolio/Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio or Underlying Portfolio/Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB- and below by S&P or Baa3 and below by Moody's are considered to be below investment grade. Some below investment grade securities are considered "high yield securities" (sometimes called "junk bonds"). Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the floating rate loans in which a Portfolio or Underlying Portfolio/Fund generally will invest may be speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio or Underlying Portfolio/Fund may purchase loans via assignment, which would make the Portfolio or Underlying Portfolio/Fund a direct lender. However, a Portfolio or Underlying Portfolio/Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio or Underlying Portfolio/Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio or Underlying Portfolio/Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios and Underlying Portfolios/Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's or Underlying Portfolio/Fund's assets. However, a Portfolio or Underlying Portfolio/Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Portfolio or Underlying Portfolio/Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio or Underlying Portfolio/Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's or Underlying Portfolio/Fund's ability to invest in foreign currencies, each Portfolio and Underlying Portfolio/Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios and Underling Portfolios/Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Portfolio or Underlying Portfolio/Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's or Underlying Portfolio/Fund's securities. A Portfolio or Underlying Portfolio/Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio or Underlying Portfolio/Fund seeks to close out a futures contract. If no liquid market exists, the Portfolio or Underlying Portfolio/Fund would remain obligated to meet margin requirements until the position is closed. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's or Underlying Portfolio/Fund's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's or Underlying Portfolio/Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio or Underlying Portfolio/Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Growth Securities

Certain Portfolios and Underlying Portfolios/Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Debt Securities

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

Certain Portfolios and Underlying Portfolios/Funds may invest in illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

Certain Portfolios and Underlying Portfolios/Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and portfolio managers cannot predict whether investments in IPOs will be successful. As a Portfolio or Underlying Portfolio/Fund grows in size, the positive effect of IPO investments on the Portfolio or Underlying Portfolio/Fund may decrease.

Investment Policies and Objectives

For some of the Portfolios and Underlying Portfolios/Funds, the discussion of Principal Investment Strategies states that the relevant Portfolio or Underlying Portfolio/Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio or Underlying Portfolio/Fund invests its assets. A Portfolio or Underlying Portfolio/Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio or Underlying Portfolio/Fund may not be subject to such constraints on new investments.

When the discussion states that a Portfolio or Underlying Portfolio/Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Portfolio or Underlying Portfolio/Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Portfolio's or Underlying Portfolio/Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Unless otherwise stated, each Portfolio and Underlying Portfolio/Fund "looks through" its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process. See "Exchange Traded Funds" above.

Lending of Portfolio Securities

The Portfolios and Underlying Portfolios/Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the board of the applicable Portfolio or Underlying Portfolio/Fund. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. With respect to the Portfolios and the Affiliated Underlying Funds, in determining whether to lend securities, the Manager, the applicable Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Leverage Risk

By investing the proceeds received from selling securities short, a Portfolio or Underlying Portfolio/Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio or Underlying Portfolio/Fund's exposure to long equity positions and make any change in the Portfolio or Underlying Portfolio/Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio or Underlying Portfolio/Fund will leverage its portfolio, or if it does, that the Portfolio or Underlying Portfolio/Fund's leveraging strategy will be successful. A Portfolio or Underlying Portfolio/Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. Generally, there are three types of Participations which a Portfolio or Underlying Portfolio/Fund may purchase. A Participation in a novation of a corporate loan involves a Portfolio or Underlying Portfolio/Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio or Underlying Portfolio/Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio or Underlying Portfolio/Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio or Underlying Portfolio/Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio or Underlying Portfolio/Fund must rely on the lending institution for that purpose.
The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio or Underlying Portfolio/Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio or Underlying Portfolio/Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio or Underlying Portfolio/Fund and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, the Portfolio or Underlying Portfolio/Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities also may be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayment , which would cause the average bond maturity to rise and increase the potential for a Portfolio or Underlying Portfolio/Fund to lose money.

NAV Will Fluctuate

The value of Portfolio and Underlying Portfolio/Fund shares, also known as the NAV, generally fluctuates based on the value of the Portfolio's or Underlying Portfolio/Funds's holdings. The MainStay VP Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Not Insured—You Could Lose Money

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MainStay VP Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio or Underlying Portfolio/Fund does during the year. Due to its trading strategies, a Portfolio or Underlying Portfolio/Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio and Underlying Portfolio/Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio or Underlying Portfolio/Fund with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio or Underlying Portfolio/Fund).

Real Estate Investment Trusts ("REITs")

Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio or Underlying Portfolio/Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.
These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio or Underlying Portfolio/Fund's portfolio of investments. For example, to gain exposure to a particular market, a Portfolio or Underlying Portfolio/Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the manager or subadvisor of the Portfolio or Underlying Portfolio/Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio or Underlying Portfolio/Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio or Underlying Portfolio/Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales

If a security sold short increases in price, a Portfolio or Underlying Portfolio/Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio or Underlying Portfolio/Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio or Underlying Portfolio/Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio or Underlying Portfolio/Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a Portfolio or Underlying Portfolio/Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio or Underlying Portfolio/Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio or Underlying Portfolio/Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio or Underlying Portfolio/Fund is unable to borrow the same security for delivery. In that case, the Portfolio or Underlying Portfolio/Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Portfolio or Underlying Portfolio/Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio or Underlying Portfolio/Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a Portfolio or Underlying Portfolio/Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio or Underlying Portfolio/Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, a Portfolio or Underlying Portfolio/Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio or Underlying Portfolio/Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio or Underlying Portfolio/Fund will achieve its investment objective. Under such conditions, a Portfolio or Underlying Portfolio/Fund may be permitted to invest without limit in cash or money market and other investments.

To-Be-Announced ("TBA") Securities

In a "to-be-announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Portfolio or Underlying Portfolio/Fund agrees to accept any security that meets specified terms. The principal risks of these transactions are increased credit risk and increased overall investment exposure.

Value Securities

Certain Portfolios and Underlying Portfolios/Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value securities is that they may never reach what the Portfolio or Underlying Portfolio/Fund's investment manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio or Underlying Portfolio/Fund and no interest accrues to the Portfolio or Underlying Portfolio/Fund. There is a risk that the security could be worth less when it is issued than the price the Portfolio or Underlying Portfolio/Fund agreed to pay when it made the commitment. Similarly, a Portfolio or Underlying Portfolio/Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Zero Coupon Bonds

Certain of the Portfolios and Underlying Portfolios/Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a must accrue and distribute every year even though the receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

The Fund and its Management

Who Runs the Portfolios' Day-to-Day Business?

The Board of Directors of the Fund (the "Board") oversees the actions of the Manager and the Subadvisors and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, The Manager administers each Portfolio's business affairs and manages the investment operations of certain Portfolios. In addition, the Manager is responsible for the portfolio composition of certain Portfolios, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios. The Manager has delegated its portfolio management responsibilities for certain of the Portfolios to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios, except for the Independent Directors, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to an Amended and Restated Management Agreement ("Management Agreement") with each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investments on behalf of the Asset Allocation Portfolios, in accordance with the Management Agreement.

For the fiscal year ended December 31, 2009, the Portfolios paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Portfolio as follows:

Effective rate paid for the year ended December 31, 2009
MainStay VP Balanced Portfolio	[____]%
MainStay VP Bond Portfolio	[____]%
MainStay VP Cash Management Portfolio	[____]%
MainStay VP Common Stock Portfolio	[____]%
MainStay VP Convertible Portfolio	[____]%
MainStay VP Floating Rate Portfolio	[____]%
MainStay VP Government Portfolio	[____]%
MainStay VP Growth Equity	[____]%
MainStay VP High Yield Corporate Bond Portfolio	[____]%
MainStay VP ICAP Select Equity Portfolio	[____]%
MainStay VP Income Builder	[____]%
MainStay VP International Equity Portfolio	[____]%
MainStay VP Large Cap Growth Portfolio	[____]%
MainStay VP Mid Cap Core Portfolio	[____]%
MainStay VP S&P 500 Index Portfolio	[____]%
MainStay VP U.S. Small Cap Portfolio	[____]%

The payment of the management fee as well as other operating expenses will affect the MainStay VP S&P 500 Index Portfolio's ability to track the S&P 500® Index exactly.

A discussion regarding the basis for the Board approving the Management and Subadvisory Agreements of the Fund is available in the Fund's Semi-Annual Report covering the six-month period ended June 30, 2009.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.25% (exclusive of 12b-1 fees) of the value of a Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors LLC ("NYLIFE Distributors"), for services rendered under the Plan, a distribution or service fee at the annualize rate of 0.25% of the average daily net assets of the Porfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying some types of sales charges.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Subadvisors

Where New York Life Investments has retained a Subadvisor, the Subadvisor, under the supervision of New York Life Investments, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by New York Life Investments, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the applicable Portfolio. New York Life Investments recommends Subadvisors to the Fund's Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields"), whose principal place of business is 9 West 57th Street, New York, New York 10019, is the Subadvisor to the MainStay VP Convertible Portfolio, MainStay VP Government Portfolio, MainStay VP High Yield Corporate Bond Portfolio, MainStay VP International Equity Portfolio, and the overall asset allocation and fixed-income portion of the MainStay VP Income Builder Portfolio. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of January 31, 2010, MacKay Shields managed approximately $[____] billion in assets.

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York 10036, serves as Subadvisor to the MainStay VP Common Stock Portfolio, MainStay VP Growth Equity Portfolio, MainStay VP Mid Cap Core Portfolio, MainStay VP S&P 500 Index Portfolio, MainStay VP Asset Allocation Portfolios and the equity portion of MainStay VP Balanced Portfolio. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of January 31, 2010, Madison Square Investors managed approximately $[____] billion in assets.

Epoch Investment Partners, Inc. ("Epoch"), 640 Fifth Avenue, New York, New York 10019, serves as Subadvisor to the MainStay VP U.S. Small Cap Portfolio and the equity portion of the MainStay VP Income Builder Portfolio. The firm, a wholly-owned subsidiary of Epoch Holding Corporation, a public company, was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of January 31, 2010, Epoch managed approximately $[____] billion in assets.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as a Subadvisor to the MainStay VP ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. ICAP is an indirect, wholly-owned subsidiary of New York Life. As of January 31, 2010, ICAP managed approximately $[____] billion in assets.

Winslow Capital Management, Inc. ("Winslow Capital"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the MainStay VP Large Cap Growth Portfolio. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008, when it became a wholly-owned subsidiary of Nuveen Investments, Inc. As of January 31, 2010, Winslow Capital managed approximately $[____] billion in assets.

Portfolio Managers

New York Life Investments and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

MainStay VP Balanced Portfolio	Tony Elavia and Thomas J. Girard
MainStay VP Bond Portfolio	Donald F. Serek and Thomas J. Girard
MainStay VP Cash Management Portfolio	David Clement and Thomas J. Girard
MainStay VP Common Stock Portfolio	Harvey Fram and Migene Kim
MainStay VP Conservative Allocation Portfolio	Tony Elavia and Jonathan Swaney
MainStay VP Convertible Portfolio	Edward Silverstein
MainStay VP Floating Rate Portfolio	Robert H. Dial
MainStay VP Government Portfolio	Gary Goodenough and James Ramsay
MainStay VP Growth Allocation Portfolio	Tony Elavia and Jonathan Swaney
MainStay VP Growth Equity Portfolio	Harish Kumar
MainStay VP High Yield Corporate Bond Portfolio	J. Matthew Philo
MainStay VP ICAP Select Equity Portfolio	Jerrold K. Senser and Thomas R. Wenzel
MainStay VP Income Builder Portfolio	Louis N. Cohen, Gary Goodenough, James Ramsay, Dan Roberts, Michael Kimble and Taylor Wagenseil of MacKay Shields; William Priest, Eric Sappenfield and Michael Welhoelter of Epoch
MainStay VP International Equity Portfolio	Rupal J. Bhansali
MainStay VP Large Cap Growth Portfolio	Clark J. Winslow, Justin H. Kelly and R. Bart Wear
MainStay VP Mid Cap Core Portfolio	Harvey Fram and Migene Kim
MainStay VP Moderate Allocation Portfolio	Tony Elavia and Jonathan Swaney
MainStay VP Moderate Growth Allocation Portfolio	Tony Elavia and Jonathan Swaney
MainStay VP S&P 500 Index Portfolio	Francis J. Ok and Lee Baker
MainStay VP U.S. Small Cap Portfolio	David Pearl, Michael Welhoelter and William Priest

Portfolio Manager Biographies:

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the SAI.

Lee Baker	Mr. Baker has managed the MainStay VP S&P 500 Index Portfolio since 2008. He is a Director at Madison Square Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, in [_________], he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.
Rupal J. Bhansali	Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. She assumed responsibilities as Portfolio Manager for the MainStay VP International Equity Portfolio in 2001. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Clement is a member of the fixed income portfolio management team at New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.
Louis N. Cohen	Mr. Cohen has managed the MainStay VP Income Builder Portfolio since February 2010. He joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed income active core division of Pareto Partners. Mr. Cohen received his BA and MBA from New York University.
Robert H. Dial	Robert Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception. He is a managing director in New York Life Investments' Fixed Income Investors Group and head of Public High Yield, Bank Loan, and Emerging Markets Debt strategies. In this capacity, he oversees more than $10 billion of investments managed in institutional portfolios, mutual funds, and collateralized loan obligation structures. Mr. Dial joined New York Life Investments in 2001. Mr. Dial earned a B.A. from Yale University and an M.B.A. from the University of Chicago.
Tony Elavia	Mr. Elavia has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Growth Allocation, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios since inception. Mr. Elavia is Chief Executive Officer and a Senior Managing Director at Madison Square Investors. Prior to joining New York Life Investments in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.
Harvey Fram, CFA	Mr. Fram has managed the MainStay VP Common Stock Portfolio since 2004 and the MainStay VP Mid Cap Core Portfolio since September 2008. Mr. Fram is currently a Director at Madison Square Investors and is responsible for the management of quantitative equity portfolios. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Thomas J. Girard	Mr. Girard became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009, the MainStay VP Balanced Portfolio in October 2008 and the MainStay VP Bond Portfolio in 2007. Mr. Girard is a Senior Managing Director, Head of the Portfolio Management and Strategy Group of New York Life Investments and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans from 1996 to 2006. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.
Gary Goodenough	Mr. Goodenough became a portfolio manager of the MainStay VP Government and MainStay VP Income Builder Portfolios in 2000. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004.
Justin H. Kelly, CFA	Mr. Kelly is a Senior Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Mr. Kelly has managed the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.
Migene Kim, CFA	Ms. Kim has managed the MainStay VP Common Stock Portfolio since 2007, and the MainStay VP Mid Cap Core Portfolio since September 2008. Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors' predecessor, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.
Michael Kimble	Mr. Kimble has managed the MainStay VP Income Builder Portfolio since June 2009. He joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law.
Harish Kumar	Dr. Kumar has managed the MainStay VP Growth Equity Portfolio since June 2009. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors' predecessor, Dr. Kumar served as a senior portfolio manager at ING Investment Management beginning in 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 12 years of investment experience.
Francis J. Ok	Mr. Ok has managed the MainStay VP S&P 500 Index Portfolio since 2004. Mr. Ok, a Director at Madison Square Investors, is responsible for managing and running the trading desk. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Ok holds a B.S. in Economics from Northeastern University.
David Pearl	Mr. Pearl has managed the MainStay VP U.S. Small Cap Portfolio since June 2009. Mr. Pearl joined Epoch in 2004. Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
J. Matthew Philo, CFA	Mr. Philo has managed the MainStay VP High Yield Corporate Bond Portfolio since 2001. Mr. Philo, a Senior Managing Director of MacKay Shields, is co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996.
William Priest	Mr. Priest has managed the MainStay VP Income Builder Portfolio and the MainStay VP U.S. Small Cap Portfolio since June 2009. Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business.
James Ramsay, CFA	Mr. Ramsay became a portfolio manager of the MainStay VP Government and MainStay VP Income Builder Portfolios when he joined MacKay Shields in September 2008 as a Senior Managing Director and Chief Fixed Income Strategist. He previously was Senior Managing Director and Chief Investment Officer of the US Fixed Income division of Robeco Investment Management from 2007 to 2008, a Senior Vice President at PIMCO from 2003 to 2006, a Senior Managing Director and Executive Vice President in the domestic Fixed Income division of AIG/Sun America from 2000 to 2002, and Senior Vice President managing the Investment Division of UNUM Provident Corporation from 1991 to 2000. Mr. Ramsay is a graduate of the University of Arkansas with a BSBA in Finance and Banking and is a CFA charterholder.
Dan Roberts	Mr. Roberts has managed the fixed income investments for the MainStay VP Income Builder Portfolio since June 2009 and the MainStay Diversified Income Fund since November 2009. Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income active core division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts holds a BBA and a Ph.D. from the University of Iowa.
Eric Sappenfield	Mr. Sappenfield has managed the equity portion of the MainStay VP Income Builder Portfolio since June 2009. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leeds & Kellogg from 2004 to 2006 where he was responsible for credit/ risk assessment. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Jerrold K. Senser, CFA	Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MainStay VP ICAP Select Equity Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.
Donald F. Serek	Mr. Serek has managed the MainStay VP Bond Portfolio since joining New York Life Investments in 2000 as a corporate bond specialist. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.
Edward Silverstein, CFA	Mr. Silverstein became a portfolio manager of the MainStay VP Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.
Jonathan Swaney	Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Growth Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Moderate Growth Allocation Portfolios since May 2008. Mr. Swaney is responsible both for managing quantitative equity portfolios and performing research at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 1997, Madison Square Investors' predecessor, Mr. Swaney worked with New York Life Investments' Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Mr. Swaney earned his B.A. in Political Science from The College of William and Mary.
Taylor Wagenseil	Mr. Wagenseil has managed the MainStay VP Income Builder Portfolio since February 2010. Mr. Wagenseil is a Managing Director and Co-Head of High Yield Active Core portfolio management. He joined MacKay Shields in 2004 after MacKay Shields acquired the fixed-income active core division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the high yield market since 1979.
R. Bart Wear, CFA	Mr. Wear is a Senior Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. Mr. Wear has managed the MainStay VP Large Cap Growth Portfolio since 2005. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.
Michael Welhoelter, CFA	Mr. Welhoelter has been a portfolio manager of the MainStay VP U.S. Small Cap Portfolio and the MainStay VP Income Builder Portfolio since June 2009. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.
Thomas R. Wenzel, CFA	Mr. Wenzel has managed the MainStay VP ICAP Select Equity Portfolio since 2007. He serves as Executive Vice President and Director of Research for ICAP and is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 16-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.
Clark J. Winslow	Mr. Winslow has managed the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Winslow has served as the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 43 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.
Purchase and Redemption of Shares

Fair Valuation, Market Timing, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the MainStay VP Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term Owners of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the Fund's SAI. The Fund will publish quarterly a list of each Portfolio's ten largest holdings and publish monthly (quarterly, with respect to the MainStay VP High Yield Corporate Bond Portfolio) a complete schedule of each Portfolio's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-598-2019. With the exception of the MainStay VP High Yield Corporate Bond Portfolio, disclosure of each Portfolio's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month (15 days for Portfolios subadvised by ICAP). Disclosure of the MainStay VP High Yield Corporate Bond Portfolio's portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. In addition, disclosure of each Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolios' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Taxes, Dividends and Distributions

Taxes

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP Cash Management and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. Each Portfolio, other than the MainStay VP Cash Management and MainStay VP Floating Rate Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP Cash Management and MainStay VP Floating Rate Portfolios, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for all Portfolios has been audited by [___________], whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

MainStay VP Balanced Portfolio
(Selected per share data and ratios)

	Year ended December 31,				May 2, 2005* through December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of period	$	$10.89	$11.25	$10.46	$10.00
Net investment income		0.25	0.27 (a)	0.22	0.11
Net realized and unrealized gain (loss) on investments		(2.96)	0.05	0.90	0.47
Total from investment operations		(2.71)	0.32	1.12	0.58
Less dividends and distributions:
From net investment income		--	(0.26)	(0.22)	(0.08)
From net realized gain on investments		(0.03)	(0.42)	(0.11)	(0.04)
Total dividends and distributions		(0.03)	(0.68)	(0.33)	(0.12)
Net asset value at end of period	$	$8.15	$10.89	$11.25	$10.46
Total investment return		(24.85%)	2.80%	10.70%	5.81	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.44%	2.31%	2.26%	2.05	%†
Net expenses		0.83%	0.82%	0.85%	1.00	%†
Portfolio turnover rate		92%	83%	45%	76%
Net assets at end of period (in 000's)	$	$7,232	$9,932	$13,577	$9,707
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
	Year ended December 31,				May 2, 2005* through December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of period	$	$10.86	$11.22	$10.44	$10.00
Net investment income		0.24	0.24 (a)	0.20	0.08
Net realized and unrealized gain (loss) on investments		(2.96)	0.05	0.89	0.48
Total from investment operations		(2.72)	0.29	1.09	0.56
Less dividends and distributions:
From net investment income		--	(0.23)	(0.20)	(0.08)
From net realized gain on investments		(0.03)	(0.42)	(0.11)	(0.04)
Total dividends and distributions		(0.03)	(0.65)	(0.31)	(0.12)
Net asset value at end of period	$	$8.11	$10.86	$11.22	$10.44
Total investment return		(25.04%)	2.55%	10.42%	5.55	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.18%	2.09%	2.01%	1.80	%†
Net expenses		1.08%	1.07%	1.10%	1.25	%†
Portfolio turnover rate		92%	83%	45%	76%
Net assets at end of period (in 000's)	$	$119,374	$196,622	$175,576	$105,420
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.

MainStay VP Bond Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008		2007		2006		2005
Net asset value at beginning of year	$	$13.96		$13.60		$13.16		$13.31
Net investment income		0.64	(a)	0.53		0.58		0.53	(a)
Net realized and unrealized gain (loss) on investments		(0.16)		0.35		0.02		(0.24)
Total from investment operations		0.48		0.88		0.60		0.29
Less dividends and distributions:
From net investment income		(0.62)		(0.52)		(0.16)		(0.44)
From net realized gain on investments		(0.00	)‡	--		--		--
Total dividends and distributions		(0.62)		(0.52)		(0.16)		(0.44)
Net asset value at end of year	$	$13.82		$13.96		$13.60		$13.16
Total investment return		3.72%		6.52%		4.55%		2.18	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		4.58%		4.89%		4.66%		3.96%
Net expenses		0.54%		0.50%		0.52%		0.36%
Expenses (before reimbursement)		0.54%		0.50%		0.52%		0.51%
Portfolio turnover rate		304	%(c)	265	%(c)	166	%(c)	277	%(c)
Net assets at end of year (in 000's)	$	$451,804		$508,892		$410,139		$377,607
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 297%, 256%, 147% and 161% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively.
	Year ended December 31,
Service Class	2009	2008		2007		2006		2005
Net asset value at beginning of year	$	$13.90		$13.55		$13.12		$13.29
Net investment income		0.60	(a)	0.49		0.57		0.50	(a)
Net realized and unrealized gain (loss) on investments		(0.15)		0.35		0.00	‡	(0.25)
Total from investment operations		0.45		0.84		0.57		0.25
Less dividends and distributions:
From net investment income		(0.60)		(0.49)		(0.14)		(0.42)
From net realized gain on investments		(0.00	)‡	--		--		--
Total dividends and distributions		(0.60)		(0.49)		(0.14)		(0.42)
Net asset value at end of year	$	$13.75		$13.90		$13.55		$13.12
Total investment return		3.47%		6.25%		4.29%		1.89	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		4.34%		4.64%		4.41%		3.71%
Net expenses		0.79%		0.75%		0.77%		0.61%
Expenses (before reimbursement)		0.79%		0.75%		0.77%		0.76%
Portfolio turnover rate		304	%(c)	265	%(c)	166	%(c)	277	%(c)
Net assets at end of year (in 000's)	$	$182,241		$139,595		$103,352		$90,392
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service Class shares, respectively for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 297%, 256%, 147% and 161% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively.

MainStay VP Cash Management Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$1.00	$1.00	$1.00	$1.00
Net investment income		0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments		0.00 ‡	0.00 ‡	(0.00)‡	0.00	‡
Total from investment operations		0.02	0.05	0.04	0.03
Less dividends and distributions:
From net investment income		(0.02)	(0.05)	(0.04)	(0.03)
From net realized gain on investments		--	--	--	--
Total dividends and distributions		(0.02)	(0.05)	(0.04)	(0.03)
Net asset value at end of year	$	$1.00	$1.00	$1.00	$1.00
Total investment return		2.18%	4.86%	4.57%	2.96	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.02%	4.71%	4.50%	2.91%
Net expenses		0.50%	0.50%	0.52%	0.30%
Expenses (before reimbursement)		0.50%	0.50%	0.52%	0.50%
Net assets at end of year (in 000's)	$	$1,095,888	$605,222	$351,753	$306,900
‡	Less than one cent per share.
(a)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

MainStay VP Common Stock Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$23.60	$24.51	$21.62	$20.52
Net investment income		0.22	0.32 (a)	0.31 (a)	0.33	(a)
Net realized and unrealized gain (loss) on investments		(8.72)	1.01	3.26	1.25
Total from investment operations		(8.50)	1.33	3.57	1.58
Less dividends and distributions:
From net investment income		(0.30)	(0.32)	(0.14)	(0.22)
From net realized gain on investments		(2.74)	(1.92)	(0.54)	(0.26)
Total dividends and distributions		(3.04)	(2.24)	(0.68)	(0.48)
Net asset value at end of year	$	$12.06	$23.60	$24.51	$21.62
Total investment return		(36.39%)	5.14%	16.47%	7.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.44%	1.26%	1.35%	1.58%
Net expenses		0.56%	0.50%	0.52%	0.30%
Expenses (before reimbursement)		0.56%	0.50%	0.52%	0.50%
Portfolio turnover rate		111%	105%	90%	83%
Net assets at end of year (in 000's)	$	$585,158	$932,918	$950,660	$863,109
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% for Initial Class shares for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$23.48	$24.41	$21.56	$20.49
Net investment income		0.23	0.25 (a)	0.25 (a)	0.28	(a)
Net realized and unrealized gain (loss) on investments		(8.72)	1.02	3.24	1.23
Total from investment operations		(8.49)	1.27	3.49	1.51
Less dividends and distributions:
From net investment income		(0.25)	(0.28)	(0.10)	(0.18)
From net realized gain on investments		(2.74)	(1.92)	(0.54)	(0.26)
Total dividends and distributions		(2.99)	(2.20)	(0.64)	(0.44)
Net asset value at end of year	$	$12.00	$23.48	$24.41	$21.56
Total investment return		(36.55%)	4.88%	16.18%	7.39	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.18%	1.01%	1.11%	1.33%
Net expenses		0.81%	0.75%	0.77%	0.55%
Expenses (before reimbursement)		0.81%	0.75%	0.77%	0.75%
Portfolio turnover rate		111%	105%	90%	83%
Net assets at end of year (in 000's)	$	$51,434	$83,279	$65,138	$47,311
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP Conservative Allocation Portfolio
(Selected per share data and ratios)

	Year ended December 31,			February 13, 2006* through December 31,
Initial Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.01	$10.68	$10.00
Net investment income		0.32 (a)	0.30	0.19	(a)
Net realized and unrealized gain (loss) on investments		(2.35)	0.50	0.63
Total from investment operations		(2.03)	0.80	0.82
Less dividends and distributions:
From net investment income		(0.01)	(0.30)	(0.11)
From net realized gain on investments		(0.08)	(0.17)	(0.03)
Total dividends and distributions		(0.09)	(0.47)	(0.14)
Net asset value at end of period	$	$8.89	$11.01	$10.68
Total investment return		(18.41%)	7.49%	8.20	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		3.16%	3.28%	2.04	%†
Net expenses (c)		0.06%	0.09%	0.25	%†
Expenses (before reimbursement/recoupment) (c)		0.06%	0.08%	0.28	%†
Portfolio turnover rate		44%	11%	23%
Net assets at end of period (in 000's)	$	$3,984	$2,644	$1,480
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended December 31,			February 13, 2006* through December 31,
Service Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$10.99	$10.67	$10.00
Net investment income		0.30 (a)	0.26	0.18	(a)
Net realized and unrealized gain (loss) on investments		(2.35)	0.51	0.62
Total from investment operations		(2.05)	0.77	0.80
Less dividends and distributions:
From net investment income		(0.00)‡	(0.28)	(0.10)
From net realized gain on investments		(0.08)	(0.17)	(0.03)
Total dividends and distributions		(0.08)	(0.45)	(0.13)
Net asset value at end of period	$	$8.86	$10.99	$10.67
Total investment return		(18.62%)	7.23%	7.97	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.95%	3.48%	1.96	%†
Net expenses (c)		0.31%	0.34%	0.50	%†
Expenses (before reimbursement/recoupment) (c)		0.31%	0.33%	0.53	%†
Portfolio turnover rate		44%	11%	23%
Net assets at end of period (in 000's)	$	$209,443	$180,682	$64,642
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay VP Convertible Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$13.98	$12.75	$11.82	$11.26
Net investment income		0.27	0.28	0.22 (a)	0.21	(a)
Net realized and unrealized gain (loss) on investments		(5.13)	1.63	1.02	0.53
Total from investment operations		(4.86)	1.91	1.24	0.74
Less dividends and distributions:
From net investment income		(0.27)	(0.32)	(0.31)	(0.18)
From net realized gain on investments		(1.56)	(0.36)	--	--
Total dividends and distributions		(1.83)	(0.68)	(0.31)	(0.18)
Net asset value at end of year	$	$7.29	$13.98	$12.75	$11.82
Total investment return		(34.42%)	14.86%	10.44%	6.59	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.32%	1.64%	1.80%	1.87%
Net expenses		0.65%	0.62%	0.63%	0.53%
Expenses (before reimbursement)		0.65%	0.62%	0.63%	0.62%
Portfolio turnover rate		107%	119%	76%	100%
Net assets at end of year (in 000's)	$	$135,743	$242,925	$246,179	$262,352
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursement had not been made, the total return would have been 6.50% for Initial Class shares for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$13.92	$12.71	$11.80	$11.24
Net investment income		0.25	0.18	0.19 (a)	0.19	(a)
Net realized and unrealized gain (loss) on investments		(5.11)	1.68	1.00	0.53
Total from investment operations		(4.86)	1.86	1.19	0.72
Less dividends and distributions:
From net investment income		(0.24)	(0.29)	(0.28)	(0.16)
From net realized gain on investments		(1.56)	(0.36)	--	--
Total dividends and distributions		(1.80)	(0.65)	(0.28)	(0.16)
Net asset value at end of year	$	$7.26	$13.92	$12.71	$11.80
Total investment return		(34.58%)	14.57%	10.16%	6.32	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.12%	1.39%	1.55%	1.62%
Net expenses		0.90%	0.87%	0.88%	0.78%
Expenses (before reimbursement)		0.90%	0.87%	0.88%	0.87%
Portfolio turnover rate		107%	119%	76%	100%
Net assets at end of year (in 000's)	$	$121,201	$157,565	$120,515	$97,786
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursement had not been made, the total return would have been 6.50% and 6.24% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP Floating Rate Portfolio
(Selected per share data and ratios)

	Year ended December 31,				May 2, 2005* through December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of period	$	$9.47	$9.86	$9.91	$10.00
Net investment income		0.46	0.64	0.62	0.32
Net realized and unrealized loss on investments		(2.54)	(0.39)	(0.05)	(0.09)
Total from investment operations		(2.08)	0.25	0.57	0.23
Less dividends:
From net investment income		(0.46)	(0.64)	(0.62)	(0.32)
Net asset value at end of period	$	$6.93	$9.47	$9.86	$9.91
Total investment return		(22.77%)	2.60%	5.99%	2.10	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income		5.29%	6.57%	6.37%	4.76	%†
Net expenses		0.69%	0.67%	0.70%	0.84	%†
Portfolio turnover rate		7%	9%	6%	11%
Net assets at end of period (in 000's)	$	$52,378	$55,132	$51,569	$25,060
*	Commencement of operations.
†	Annualized.
(a)	Total return is not annualized.
	Year ended December 31,				May 2, 2005* through December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of period	$	$9.47	$9.86	$9.91	$10.00
Net investment income		0.44	0.61	0.60	0.31
Net realized and unrealized loss on investments		(2.54)	(0.39)	(0.05)	(0.09)
Total from investment operations		(2.10)	0.22	0.55	0.22
Less dividends:
From net investment income		(0.44)	(0.61)	(0.60)	(0.31)
Net asset value at end of period	$	$6.93	$9.47	$9.86	$9.91
Total investment return		(22.97%)	2.34%	5.73%	1.91	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income		5.09%	6.32%	6.12%	4.51	%†
Net expenses		0.94%	0.92%	0.95%	1.09	%†
Portfolio turnover rate		7%	9%	6%	11%
Net assets at end of period (in 000's)	$	$150,355	$280,400	$232,856	$92,528
*	Commencement of operations.
†	Annualized.
(a)	Total return is not annualized.

MainStay VP Government Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008		2007	2006		2005
Net asset value at beginning of year	$	$11.02		$10.85	$10.53		$10.63
Net investment income		0.44	(a)	0.51 (a)	0.47	(a)	0.40	(a)
Net realized and unrealized gain (loss) on investments		0.60		0.21	(0.04)		(0.15)
Total from investment operations		1.04		0.72	0.43		0.25
Less dividends:
From net investment income		(0.34)		(0.55)	(0.11)		(0.35)
Net asset value at end of year	$	$11.72		$11.02	$10.85		$10.53
Total investment return		9.80%		6.69%	4.06%		2.38	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		3.91%		4.61%	4.45%		3.75%
Net expenses		0.57%		0.56%	0.57%		0.43%
Expenses (before reimbursement)		0.57%		0.56%	0.57%		0.56%
Portfolio turnover rate		72	%(c)	15%	83	%(c)	171	%(c)
Net assets at end of year (in 000's)	$	$206,744		$170,115	$189,235		$231,485
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 50%, 46% and 50% for the years ended December 31, 2008, December 31, 2006 and December 31, 2005, respectively.
	Year ended December 31,
Service Class	2009	2008		2007	2006		2005
Net asset value at beginning of year	$	$10.97		$10.81	$10.50		$10.61
Net investment income		0.40	(a)	0.48 (a)	0.45	(a)	0.38	(a)
Net realized and unrealized gain (loss) on investments		0.62		0.20	(0.05)		(0.16)
Total from investment operations		1.02		0.68	0.40		0.22
Less dividends:
From net investment income		(0.33)		(0.52)	(0.09)		(0.33)
Net asset value at end of year	$	$11.66		$10.97	$10.81		$10.50
Total investment return		9.53%		6.42%	3.80%		2.08	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		3.59%		4.36%	4.20%		3.50%
Net expenses		0.82%		0.81%	0.82%		0.68%
Expenses (before reimbursement)		0.82%		0.81%	0.82%		0.81%
Portfolio turnover rate		72	%(c)	15%	83	%(c)	171	%(c)
Net assets at end of year (in 000's)	$	$216,838		$89,533	$69,104		$58,267
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 50%, 46% and 50% for the years ended December 31, 2008, December 31, 2006 and December 31, 2005, respectively.

MainStay VP Growth Allocation Portfolio
(Selected per share data and ratios)

	Year ended December 31,			February 13, 2006(1) through December 31,
Initial Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.69	$11.10	$10.00
Net investment income		0.11 (a)	0.07	0.08	(a)
Net realized and unrealized gain (loss) on investments		(4.50)	1.11	1.17
Total from investment operations		(4.39)	1.18	1.25
Less dividends and distributions:
From net investment income		(0.07)	(0.14)	(0.08)
From net realized gain on investments		(0.21)	(0.45)	(0.07)
Total dividends and distributions		(0.28)	(0.59)	(0.15)
Net asset value at end of period	$	$7.02	$11.69	$11.10
Total investment return		(37.58%)	10.41%	12.42	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.14%	0.75%	0.90	%†
Net expenses (c)		0.07%	0.07%	0.24	%†
Expenses (before reimbursement) (c)		0.07%	0.09%	0.24	%†
Portfolio turnover rate		42%	16%	61%
Net assets at end of period (in 000's)	$	$15,699	$17,160	$7,312
†	Annualized.
(1)	Commencement of operations.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended December 31,			February 13, 2006(1) through December 31,
Service Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.67	$11.08	$10.00
Net investment income		0.09 (a)	0.05	0.07	(a)
Net realized and unrealized gain (loss) on investments		(4.50)	1.10	1.15
Total from investment operations		(4.41)	1.15	1.22
Less dividends and distributions:
From net investment income		(0.05)	(0.11)	(0.07)
From net realized gain on investments		(0.21)	(0.45)	(0.07)
Total dividends and distributions		(0.26)	(0.56)	(0.14)
Net asset value at end of period	$	$7.00	$11.67	$11.08
Total investment return		(37.75%)	10.14%	12.18	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		0.90%	0.52%	0.72	%†
Net expenses (c)		0.32%	0.32%	0.49	%†
Expenses (before reimbursement) (c)		0.32%	0.34%	0.49	%†
Portfolio turnover rate		42%	16%	61%
Net assets at end of period (in 000's)	$	$134,981	$168,639	$74,594
†	Annualized.
(1)	Commencement of operations.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay VP Growth Equity Portfolio (formerly the MainStay VP Capital Appreciation Portfolio)
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$27.23	$24.26	$23.31	$21.51
Net investment income		0.10 (a)	0.13	0.05	0.07	(a)
Net realized and unrealized gain (loss) on investments		(10.68)	2.88	0.99	1.73
Total from investment operations		(10.58)	3.01	1.04	1.80
Less dividends:
From net investment income		(0.13)	(0.04)	(0.09)	(0.00	)‡
Net asset value at end of year	$	$16.52	$27.23	$24.26	$23.31
Total investment return		(38.87%)	12.39%	4.45%	8.41	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		0.43%	0.40%	0.13%	0.33%
Net expenses		0.64%	0.60%	0.62%	0.37%
Expenses (before reimbursement)		0.64%	0.60%	0.62%	0.60%
Portfolio turnover rate		54%	85%	28%	22%
Net assets at end of year (in 000's)	$	$350,412	$681,500	$738,278	$835,933
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$27.07	$24.14	$23.21	$21.47
Net investment income (loss)		0.04 (a)	0.04	(0.03)	0.02	(a)
Net realized and unrealized gain (loss) on investments		(10.60)	2.89	1.00	1.72
Total from investment operations		(10.56)	2.93	0.97	1.74
Less dividends:
From net investment income		(0.06)	--	(0.04)	--
Net asset value at end of year	$	$16.45	$27.07	$24.14	$23.21
Total investment return		(39.03%)	12.11%	4.19%	8.10	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.18%	0.15%	(0.12%)	0.08%
Net expenses		0.89%	0.85%	0.87%	0.62%
Expenses (before reimbursement)		0.89%	0.85%	0.87%	0.85%
Portfolio turnover rate		54%	85%	28%	22%
Net assets at end of year (in 000's)	$	$36,228	$64,887	$60,806	$58,556
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP High Yield Corporate Bond Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$10.08	$10.55	$9.59	$9.90
Net investment income		0.76 (a)	0.80 (a)	0.72 (a)	0.73	(a)
Net realized and unrealized gain (loss) on investments		(3.16)	(0.55)	0.44	(0.46)
Net realized and unrealized gain (loss) on foreign currency transactions		(0.00)‡	(0.00)‡	(0.00)‡	0.02
Total from investment operations		(2.40)	0.25	1.16	0.29
Less dividends:
From net investment income		(0.89)	(0.72)	(0.20)	(0.60)
Net asset value at end of year	$	$6.79	$10.08	$10.55	$9.59
Total investment return		(24.11%)	2.31%	12.04%	2.94	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		8.20%	7.53%	7.20%	7.39%
Net expenses		0.59%	0.55%	0.56%	0.45%
Expenses (before reimbursement)		0.59%	0.55%	0.56%	0.55%
Portfolio turnover rate		24%	45%	48%	45%
Net assets at end of year (in 000's)	$	$506,827	$866,747	$969,910	$1,022,911
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$10.03	$10.51	$9.56	$9.88
Net investment income		0.73 (a)	0.77 (a)	0.69 (a)	0.71	(a)
Net realized and unrealized gain (loss) on investments		(3.14)	(0.55)	0.44	(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions		(0.00)‡	(0.00)‡	(0.00)‡	0.02
Total from investment operations		(2.41)	0.22	1.13	0.26
Less dividends:
From net investment income		(0.86)	(0.70)	(0.18)	(0.58)
Net asset value at end of year	$	$6.76	$10.03	$10.51	$9.56
Total investment return		(24.30%)	2.05%	11.76%	2.66	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		7.99%	7.28%	6.95%	7.14%
Net expenses		0.84%	0.80%	0.81%	0.70%
Expenses (before reimbursement)		0.84%	0.80%	0.81%	0.80%
Portfolio turnover rate		24%	45%	48%	45%
Net assets at end of year (in 000's)	$	$430,738	$603,312	$509,917	$400,109
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP ICAP Select Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.22	$13.75	$11.61	$11.23
Net investment income		0.05	0.11	0.19 (a)	0.15	(a)
Net realized and unrealized gain (loss) on investments		(5.38)	0.87	2.04	0.46
Total from investment operations		(5.33)	0.98	2.23	0.61
Less dividends and distributions:
From net investment income		(0.06)	(0.07)	(0.03)	(0.11)
From net realized gain on investments		(0.42)	(0.44)	(0.06)	(0.12)
Total dividends and distributions		(0.48)	(0.51)	(0.09)	(0.23)
Net asset value at end of year	$	$8.41	$14.22	$13.75	$11.61
Total investment return		(37.59%)	6.86%	19.31%	5.44	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.98%	1.45%	1.50%	1.35%
Net expenses		0.78%	0.80%	0.88%#	0.77	%#
Expenses (before waiver/reimbursement)		0.83%	0.85%	0.94%#	0.91	%#
Portfolio turnover rate		152%	117%	130%	55%
Net assets at end of year (in 000's)	$	$456,377	$250,237	$137,191	$66,657
#	Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% for Initial Class shares for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.14	$13.71	$11.59	$11.21
Net investment income		0.12	0.03	0.15 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments		(5.43)	0.90	2.05	0.46
Total from investment operations		(5.31)	0.93	2.20	0.59
Less dividends and distributions:
From net investment income		(0.05)	(0.06)	(0.02)	(0.09)
From net realized gain on investments		(0.42)	(0.44)	(0.06)	(0.12)
Total dividends and distributions		(0.47)	(0.50)	(0.08)	(0.21)
Net asset value at end of year	$	$8.36	$14.14	$13.71	$11.59
Total investment return		(37.75%)	6.59%	19.00%	5.21	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.71%	1.18%	1.23%	1.10%
Net expenses		1.03%	1.05%	1.13%#	1.02	%#
Expenses (before waiver/reimbursement)		1.08%	1.10%	1.19%#	1.16	%#
Portfolio turnover rate		152%	117%	130%	55%
Net assets at end of year (in 000's)	$	$198,592	$158,831	$46,349	$28,632
#	Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP Income Builder Portfolio (formerly MainStay VP Total Return Portfolio)
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008		2007	2006		2005
Net asset value at beginning of year	$	$18.40		$18.78	$17.48		$16.67
Net investment income		0.47		0.47 (a)	0.37	(a)	0.33	(a)
Net realized and unrealized gain (loss) on investments		(5.40)		0.97	1.30		0.75
Total from investment operations		(4.93)		1.44	1.67		1.08
Less dividends and distributions:
From net investment income		(0.56)		(0.45)	(0.12)		(0.27)
From net realized gain on investments		(2.20)		(1.37)	(0.25)		--
Total dividends and distributions		(2.76)		(1.82)	(0.37)		(0.27)
Net asset value at end of year	$	$10.71		$18.40	$18.78		$17.48
Total investment return		(26.92%)		7.51%	9.50%		6.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.55%		2.42%	2.06%		1.96%
Net expenses		0.65%		0.58%	0.59%		0.37%
Expenses (before reimbursement)		0.65%		0.58%	0.59%		0.58%
Portfolio turnover rate		94	%(c)	76%	61	%(c)	76	%(c)
Net assets at end of year (in 000's)	$	$217,037		$373,886	$408,052		$451,605
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(c)	The portfolio turnover rate not including mortgage dollar rolls were 78%, 51% and 39% for the years ended December 31, 2008, 2006 and 2005, respectively.
	Year ended December 31,
Service Class	2009	2008		2007	2006		2005
Net asset value at beginning of year	$	$18.33		$18.72	$17.43		$16.64
Net investment income		0.40		0.42 (a)	0.33	(a)	0.29	(a)
Net realized and unrealized gain (loss) on investments		(5.35)		0.97	1.29		0.73
Total from investment operations		(4.95)		1.39	1.62		1.02
Less dividends and distributions:
From net investment income		(0.51)		(0.41)	(0.08)		(0.23)
From net realized gain on investments		(2.20)		(1.37)	(0.25)		--
Total dividends and distributions		(2.71)		(1.78)	(0.33)		(0.23)
Net asset value at end of year	$	$10.67		$18.33	$18.72		$17.43
Total investment return		(27.10%)		7.24%	9.23%		6.19	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.30%		2.17%	1.81%		1.71%
Net expenses		0.90%		0.83%	0.84%		0.62%
Expenses (before reimbursement)		0.90%		0.83%	0.84%		0.83%
Portfolio turnover rate		94	%(c)	76%	61	%(c)	76	%(c)
Net assets at end of year (in 000's)	$	$38,955		$58,724	$55,833		$48,909
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(c)	The portfolio turnover rate not including mortgage dollar rolls were 78%, 51% and 39% for the years ended December 31, 2008, 2006 and 2005, respectively.

MainStay VP International Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$18.29	$18.68	$14.39	$14.11
Net investment income (a)		0.59	0.39	0.29	0.36
Net realized and unrealized gain (loss) on investments		(5.71)	0.62	4.38	0.90
Net realized and unrealized gain (loss) on foreign currency transactions		0.31	(0.04)	(0.16)	(0.13)
Total from investment operations		(4.81)	0.97	4.51	1.13
Less dividends and distributions:
From net investment income		(0.24)	(0.13)	(0.05)	(0.24)
From net realized gain on investments		(1.94)	(1.23)	(0.17)	(0.61)
Total dividends and distributions		(2.18)	(1.36)	(0.22)	(0.85)
Net asset value at end of year	$	$11.30	$18.29	$18.68	$14.39
Total investment return		(25.67%)	4.93%	31.33%	7.99	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		3.87%	1.99%	1.79%	2.52%
Net expenses		0.96%	0.89%	0.92%	0.87%
Expenses (before reimbursement)		0.96%	0.89%	0.92%	0.91%
Portfolio turnover rate		89%	54%	44%	54%
Net assets at end of year (in 000's)	$	$244,533	$358,292	$355,382	$219,867
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% for Initial Class shares for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$18.17	$18.59	$14.35	$14.08
Net investment income (a)		0.54	0.32	0.25	0.33
Net realized and unrealized gain (loss) on investments		(5.67)	0.63	4.35	0.90
Net realized and unrealized gain (loss) on foreign currency transactions		0.31	(0.03)	(0.16)	(0.13)
Total from investment operations		(4.82)	0.92	4.44	1.10
Less dividends and distributions:
From net investment income		(0.19)	(0.11)	(0.03)	(0.22)
From net realized gain on investments		(1.94)	(1.23)	(0.17)	(0.61)
Total dividends and distributions		(2.13)	(1.34)	(0.20)	(0.83)
Net asset value at end of year	$	$11.22	$18.17	$18.59	$14.35
Total investment return		(25.86%)	4.67%	31.00%	7.74	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		3.60%	1.68%	1.50%	2.27%
Net expenses		1.21%	1.14%	1.17%	1.12%
Expenses (before reimbursement)		1.21%	1.14%	1.17%	1.16%
Portfolio turnover rate		89%	54%	44%	54%
Net assets at end of year (in 000's)	$	$222,210	$303,642	$217,511	$105,102
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP Large Cap Growth Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008		2007	2006	2005
Net asset value at beginning of year	$	$15.04		$12.39	$11.57	$11.09
Net investment income (loss)		(0.01	)(a)	0.02 (a)	0.01 (a)	0.02	(a)
Net realized and unrealized gain (loss) on investments		(5.83)		2.63	0.83	0.46
Total from investment operations		(5.84)		2.65	0.84	0.48
Less dividends:
From net investment income		(0.01)		(0.00)‡	(0.02)	(0.00	)‡
Net asset value at end of year	$	$9.19		$15.04	$12.39	$11.57
Total investment return		(38.80%)		21.35%	7.24%	4.35	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		(0.05%)		0.11%	0.07%	0.28%
Net expenses		0.76%		0.70%	0.79%#	0.64	%#
Expenses (before waiver/reimbursement)		0.78%		0.72%	0.81%#	0.79	%#
Portfolio turnover rate		111%		82%	96%	205%
Net assets at end of year (in 000's)	$	$184,911		$266,473	$181,657	$108,635
‡	Less than one cent per share.
#	Includes fees paid indirectly which amounted to 0.01%, less than one-hundredth of a percent and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008		2007		2006		2005
Net asset value at beginning of year	$	$14.93		$12.33		$11.53		$11.07
Net investment income (loss)		(0.04	)(a)	(0.02	)(a)	(0.02	)(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments		(5.78)		2.62		0.82		0.46
Total from investment operations		(5.82)		2.60		0.80		0.46
Less dividends:
From net investment income		--		--		(0.00	)‡	--
Net asset value at end of year	$	$9.11		$14.93		$12.33		$11.53
Total investment return		(38.94%)		21.05%		6.97%		4.10	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		(0.29%)		(0.13%)		(0.18%)		0.03%
Net expenses		1.01%		0.95%		1.04	%#	0.89	%#
Expenses (before waiver/reimbursement)		1.03%		0.97%		1.06	%#	1.04	%#
Portfolio turnover rate		111%		82%		96%		205%
Net assets at end of year (in 000's)	$	$68,887		$75,403		$39,592		$22,993
‡	Less than one cent per share.
#	Includes fees paid indirectly which amounted to 0.01%, less than one-hundredth of a percent and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP Mid Cap Core Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.86	$15.68	$13.72	$13.12
Net investment income		0.06	0.04	0.07	0.07
Net realized and unrealized gain (loss) on investments		(6.29)	0.82	1.99	2.02
Total from investment operations		(6.23)	0.86	2.06	2.09
Less dividends and distributions:
From net investment income		(0.04)	(0.07)	--	(0.08)
From net realized gain on investments		(1.52)	(1.61)	(0.10)	(1.41)
Total dividends and distributions		(1.56)	(1.68)	(0.10)	(1.49)
Net asset value at end of year	$	$7.07	$14.86	$15.68	$13.72
Total investment return		(42.24%)	5.03%	14.96%	15.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income		0.54%	0.25%	0.51%	0.54%
Net expenses		0.93%	0.91%	0.93%	0.94%
Expenses (before waiver/reimbursement)		0.93%	0.91%	0.93%	0.94%
Portfolio turnover rate		173%	166%	166%	159%
Net assets at end of year (in 000's)	$	$108,882	$202,966	$199,356	$159,762
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.75	$15.59	$13.68	$13.10
Net investment income		0.03	0.00 ‡	0.04	0.04
Net realized and unrealized gain (loss) on investments		(6.24)	0.81	1.97	2.00
Total from investment operations		(6.21)	0.81	2.01	2.04
Less dividends and distributions:
From net investment income		(0.00)‡	(0.04)	--	(0.05)
From net realized gain on investments		(1.52)	(1.61)	(0.10)	(1.41)
Total dividends and distributions		(1.52)	(1.65)	(0.10)	(1.46)
Net asset value at end of year	$	$7.02	$14.75	$15.59	$13.68
Total investment return		(42.38%)	4.77%	14.67%	15.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income		0.29%	0.01%	0.26%	0.37%
Net expenses		1.18%	1.16%	1.18%	1.19%
Expenses (before waiver/reimbursement)		1.18%	1.16%	1.18%	1.19%
Portfolio turnover rate		173%	166%	166%	159%
Net assets at end of year (in 000's)	$	$91,805	$167,083	$132,240	$89,991
‡	Less than one cent per share.

MainStay VP Moderate Allocation Portfolio
(Selected per share data and ratios)

	Year ended December 31,			February 13, 2006* through December 31,
Initial Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.32	$10.86	$10.00
Net investment income		0.21	0.22	0.18	(a)
Net realized and unrealized gain (loss) on investments		(3.06)	0.74	0.82
Total from investment operations		(2.85)	0.96	1.00
Less dividends and distributions:
From net investment income		(0.04)	(0.26)	(0.11)
From net realized gain on investments		(0.13)	(0.24)	(0.03)
Total dividends and distributions		(0.17)	(0.50)	(0.14)
Net asset value at end of period	$	$8.30	$11.32	$10.86
Total investment return		(25.18%)	8.73%	9.93	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.56%	2.50%	1.96	%†
Net expenses (c)		0.06%	0.06%	0.15	%†
Expenses (before reimbursement) (c)		0.06%	0.07%	0.15	%†
Portfolio turnover rate		46%	10%	62%
Net assets at end of period (in 000's)	$	$12,681	$11,750	$5,370
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended December 31,			February 13, 2006* through December 31,
Service Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.30	$10.85	$10.00
Net investment income		0.19	0.20	0.14	(a)
Net realized and unrealized gain (loss) on investments		(3.06)	0.72	0.83
Total from investment operations		(2.87)	0.92	0.97
Less dividends and distributions:
From net investment income		(0.02)	(0.23)	(0.09)
From net realized gain on investments		(0.13)	(0.24)	(0.03)
Total dividends and distributions		(0.15)	(0.47)	(0.12)
Net asset value at end of period	$	$8.28	$11.30	$10.85
Total investment return		(25.38%)	8.46%	9.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.21%	2.29%	1.55	%†
Net expenses (c)		0.31%	0.31%	0.40	%†
Expenses (before reimbursement) (c)		0.31%	0.32%	0.40	%†
Portfolio turnover rate		46%	10%	62%
Net assets at end of period (in 000's)	$	$287,680	$282,148	$132,965
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay VP Moderate Growth Allocation Portfolio
(Selected per share data and ratios)

	Year ended December 31,			February 13, 2006* through December 31,
Initial Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.51	$11.04	$10.00
Net investment income		0.18 (a)	0.17	0.16	(a)
Net realized and unrealized gain (loss) on investments		(3.92)	0.88	1.03
Total from investment operations		(3.74)	1.05	1.19
Less dividends and distributions:
From net investment income		(0.06)	(0.22)	(0.10)
From net realized gain on investments		(0.16)	(0.36)	(0.05)
Total dividends and distributions		(0.22)	(0.58)	(0.15)
Net asset value at end of period	$	$7.55	$11.51	$11.04
Total investment return		(32.49%)	9.40%	11.92	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.83%	1.78%	1.70	%†
Net expenses (c)		0.06%	0.05%	0.13	%†
Expenses (before waiver) (c)		0.06%	0.07%	0.13	%†
Portfolio turnover rate		43%	15%	46%
Net assets at end of period (in 000's)	$	$21,525	$21,772	$10,468
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended December 31,			February 13, 2006* through December 31,
Service Class	2009	2008	2007	2006
Net asset value at beginning of period	$	$11.49	$11.03	$10.00
Net investment income		0.16 (a)	0.14	0.13	(a)
Net realized and unrealized gain (loss) on investments		(3.92)	0.87	1.04
Total from investment operations		(3.76)	1.01	1.17
Less dividends and distributions:
From net investment income		(0.04)	(0.19)	(0.09)
From net realized gain on investments		(0.16)	(0.36)	(0.05)
Total dividends and distributions		(0.20)	(0.55)	(0.14)
Net asset value at end of period	$	$7.53	$11.49	$11.03
Total investment return		(32.65%)	9.13%	11.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.59%	1.54%	1.39	%†
Net expenses (c)		0.31%	0.30%	0.38	%†
Expenses (before waiver) (c)		0.31%	0.32%	0.38	%†
Portfolio turnover rate		43%	15%	46%
Net assets at end of period (in 000's)	$	$293,907	$343,687	$163,754
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay VP S&P 500 Index Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$30.05	$29.01	$25.25	$24.38
Net investment income (a)		0.51	0.53	0.44	0.41
Net realized and unrealized gain (loss) on investments		(11.61)	1.00	3.47	0.76
Total from investment operations		(11.10)	1.53	3.91	1.17
Less dividends:
From net investment income		(0.60)	(0.49)	(0.15)	(0.30)
Net asset value at end of year	$	$18.35	$30.05	$29.01	$25.25
Total investment return		(37.01%)	5.22%	15.45%	4.77	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.04%	1.73%	1.66%	1.68%
Net expenses		0.30%	0.28%	0.35%	0.19%
Expenses (before waiver)		0.35%	0.33%	0.35%	0.34%
Portfolio turnover rate		5%	4%	5%	5%
Net assets at end of year (in 000's)	$	$630,244	$1,134,325	$1,241,402	$1,227,193
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% for Initial Class shares for the year ended December 31, 2005.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$29.91	$28.90	$25.18	$24.34
Net investment income (a)		0.45	0.45	0.38	0.35
Net realized and unrealized gain (loss) on investments		(11.54)	0.99	3.44	0.74
Total from investment operations		(11.09)	1.44	3.82	1.09
Less dividends:
From net investment income		(0.52)	(0.43)	(0.10)	(0.25)
Net asset value at end of year	$	$18.30	$29.91	$28.90	$25.18
Total investment return		(37.17%)	4.96%	15.16%	4.47	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		1.79%	1.49%	1.41%	1.43%
Net expenses		0.55%	0.53%	0.60%	0.44%
Expenses (before waiver)		0.60%	0.58%	0.60%	0.59%
Portfolio turnover rate		5%	4%	5%	5%
Net assets at end of year (in 000's)	$	$179,715	$301,185	$274,579	$214,208
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.

MainStay VP U.S. Small Cap Portfolio (formerly the MainStay VP Developing Growth Portfolio)
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.98	$11.45	$10.17	$9.07
Net investment loss (a)		(0.01)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments		(6.90)	4.18	1.32	1.15
Total from investment operations		(6.91)	4.15	1.28	1.10
Less distributions:
From net realized gain on investments		(2.79)	(0.62)	--	--
Net asset value at end of year	$	$5.28	$14.98	$11.45	$10.17
Total investment return		(47.22%)	36.10%	12.64%	12.04	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment loss		(0.13%)	(0.23%)	(0.34%)	(0.59%)
Net expenses		0.95%	0.92%	0.96%#	0.90	%#
Expenses (before reimbursement)		0.95%	0.92%	0.97%#	1.03	%#
Portfolio turnover rate		279%	179%	228%	130%
Net assets at end of year (in 000's)	$	$14,963	$36,128	$27,772	$27,614
#	Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)	Per share data based on average shares outstanding during the year.
	Year ended December 31,
Service Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$	$14.80	$11.35	$10.10	$9.04
Net investment loss (a)		(0.04)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments		(6.80)	4.14	1.32	1.14
Total from investment operations		(6.84)	4.07	1.25	1.06
Less distributions:
From net realized gain on investments		(2.79)	(0.62)	--	--
Net asset value at end of year	$	$5.17	$14.80	$11.35	$10.10
Total investment return		(47.35%)	35.76%	12.36%	11.73	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment loss		(0.38%)	(0.48%)	(0.59%)	(0.84%)
Net expenses		1.20%	1.17%	1.21%#	1.15	%#
Expenses (before reimbursement)		1.20%	1.17%	1.22%#	1.28	%#
Portfolio turnover rate		279%	179%	228%	130%
Net assets at end of year (in 000's)	$	$33,458	$62,478	$31,805	$22,995
#	Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)	Per share data based on average shares outstanding during the year.

More information about the Portfolios is available free upon request:

Statement of Additional Information ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

To obtain information:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, salesman or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Series Fund, Inc.
 SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc.

Statement of Additonal Information

MainStay VP Balanced Portfolio	MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Bond Portfolio	MainStay VP ICAP Select Equity Portfolio
MainStay VP Cash Management Portfolio	MainStay VP Income Builder Portfolio
MainStay VP Common Stock Portfolio	MainStay VP International Equity Portfolio
MainStay VP Conservative Allocation Portfolio	MainStay VP Large Cap Growth Portfolio
MainStay VP Convertible Portfolio	MainStay VP Mid Cap Core Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP Moderate Allocation Portfolio
MainStay VP Government Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Growth Allocation Portfolio	MainStay VP S&P 500 Index Portfolio
MainStay VP Growth Equity Portfolio	MainStay VP U.S. Small Cap Portfolio
Initial and Service Class Shares

[May 1], 2010

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated [May 1], 2010 for Initial Class and Service Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free 800-598-2019.

The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2009, as presented in the 2009 Annual Reports to Shareholders and the Report to Shareholders thereon of [_________________], an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free 800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

MAINSTAY VP SERIES FUND, INC.

MainStay VP Series Fund, Inc. (the "Fund"), an open-end management investment company, was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form. Each Portfolio of the Fund (a "Portfolio") is diversified except for the MainStay VP Floating Rate Portfolio, which is classified as a "non-diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, due to its principal investment strategy and investment process, the MainStay VP Floating Rate Portfolio has historically operated as a "diversified" portfolio. New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Prospectus, the Manager or the Subadvisors (as defined below) may, in their discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all of the Portfolios. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on that Portfolio's performance.

MAINSTAY VP ASSET ALLOCATION PORTFOLIOS

The "MainStay VP Asset Allocation Portfolios," consisting of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio, are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of the Fund, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust and The MainStay Funds. The series in which the MainStay VP Asset Allocation Portfolios invest may be referred to in this SAI as the "Underlying Portfolios/Funds." The Underlying Portfolios/Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay VP Asset Allocation Portfolios. With respect to certain Underlying Portfolios/Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor"). Madison Square Investors LLC ("Madison Square Investors") has been retained by the Manager to manage the MainStay VP Asset Allocation Portfolios. The Underlying Portfolios in which the MainStay VP Asset Allocation Portfolios may invest, as set forth in the Portfolios' prospectus, are described in this SAI. The Subadvisor may change the Underlying Portfolios/Funds from time to time without prior approval from shareholders. The MainStay VP Asset Allocation Portfolios do not currently invest in Underlying Portfolios/Funds that are not "affiliates" of or within the same "group of investment companies" as the Portfolios, but reserve the right to do so without prior notice to shareholders.

By investing in the Underlying Portfolios/Funds, the MainStay VP Asset Allocation Portfolios may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to the MainStay VP Asset Allocation Portfolios and Underlying Portfolios/Funds," depending upon how their assets are allocated among the Underlying Portfolios/Funds. The MainStay VP Asset Allocation Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying Portfolios/Funds. These securities and instruments are described in the Underlying Portfolios/Funds' current Prospectuses and SAI, which for the affiliated Underlying Portfolios/Funds are available upon request, free of charge, by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay VP Asset Allocation Portfolios, in addition to investing primarily in Underlying Portfolios/Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Portfolios/Funds, although the MainStay VP Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios/Funds that are not described below.

The Underlying Portfolios/Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio/Fund may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on that Portfolio's performance. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

MAINSTAY VP BALANCED PORTFOLIO

The MainStay VP Balanced Portfolio has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Portfolio's shareholders. As a "balanced" fund, the Portfolio will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Portfolio, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The equity component of the Portfolio's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Portfolio ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Portfolio, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

The fixed-income component of the Portfolio's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds."

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

The MainStay VP Cash Management Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Portfolio invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Portfolio's Board of Directors ("Board" or "Directors"). In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Portfolio and the reasons for such actions.

With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Portfolio may hold cash for the purpose of stabilizing its net asset value ("NAV") per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

MAINSTAY VP GOVERNMENT PORTFOLIO

The MainStay VP Government Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. Government in accordance with the Temporary Liquidity Guarantee Program ("TLGP").

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Portfolio's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

The MainStay VP High Yield Corporate Bond Portfolio seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Portfolio's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Portfolio's portfolio during periods when the Subadvisor expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Portfolio may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Portfolio's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

In making investments for the MainStay VP International Equity Portfolio, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Portfolio may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Portfolio is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

The MainStay VP International Equity Portfolio may invest in depositary receipts.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

In addition to the investments discussed in the Prospectus, the MainStay VP S&P 500 Index Portfolio may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs.

The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

Special Considerations for the MainStay VP S&P 500 Index Portfolio

Special Considerations for the S&P 500 Index Portfolio. "Standard & Poor's," "S&P 500®," "S&P®," "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of New York Life Investments, the Portfolio's Manager. S&P does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio.

The MainStay VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the MainStay VP S&P 500 Index Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the MainStay VP S&P 500 Index Portfolio particularly, or the ability of the S&P 500® Index to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the MainStay VP S&P 500 Index Portfolio. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the MainStay VP S&P 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the MainStay VP S&P 500 Index Portfolio or the timing of the issuance or sale of the MainStay VP S&P 500 Index Portfolio, or in the determination or calculation of the equation by which the MainStay VP S&P 500 Index Portfolio shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the MainStay VP S&P 500 Index Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the MainStay VP S&P 500 Index Portfolio, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

In managing the MainStay VP S&P 500 Index Portfolio, the Manager seeks to provide investment results which mirror the performance of the S&P 500® Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500® Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay VP S&P 500 Index Portfolio's performance and that of the S&P 500® Index in both rising and falling markets. The correlation between the performance of the MainStay VP S&P 500 Index Portfolio and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay VP S&P 500 Index Portfolio's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The MainStay VP S&P 500 Index Portfolio's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500® Index, and the timing and amount of shareholder redemptions, if any.

THE FUND'S INVESTMENT POLICIES

Each Portfolio has a separate investment objective or objectives which it pursues as described in the Prospectus and in this SAI. The Portfolios' investment restrictions set forth below are fundamental policies of each Portfolio, i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and SAI, the Portfolios' objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and SAI may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation of the Portfolio's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's NAV.

For purposes of applying each Portfolio's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio's assets that may be invested in securities insured by a single bond insurer.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS

  Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  Each Portfolio may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S.government, its agencies or instrumentalities; (iii) with respect only to the MainStay VP Cash Management Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the MainStay VP Cash Management Portfolio, Clause (iii)).

  For the purposes of this fundamental investment restriction, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to the financing activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  Each Portfolio, except MainStay VP Floating Rate Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay VP Floating Rate Portfolio shall be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  When formed, the MainStay VP Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the MainStay VP Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the fundamental investment policies described above, the Board has voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. With respect to investment in illiquid securities, a Portfolio will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

The following non-fundamental investment restrictions apply:

  Each Portfolio except the MainStay VP Conservative Allocation Portfolio, the MainStay VP Growth Allocation Portfolio, the MainStay VP Moderate Allocation Portfolio and the MainStay VP Moderate Growth Allocation Portfolio, may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

  the MainStay VP Bond Portfolio may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or (b) in convertible debt securities or preferred or convertible preferred stocks;

  the MainStay VP Government Portfolio may not invest in convertible securities or U.S. dollar-denominated or non-dollar denominated foreign debt securities, in foreign equity securities, and in certificates of deposit issued by foreign banks and foreign branches of United States banks;

  the MainStay VP S&P 500 Index Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500® Index;

  the MainStay VP Cash Management Portfolio may not (a) invest in convertible securities; (b) invest in leveraged inverse floating rate debt instruments ("inverse floaters"); (c) invest in foreign securities denominated in foreign currencies; (d) enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates; (e) purchase or write options on foreign currencies; or (f) write covered put options;

  the MainStay VP Cash Management Portfolio, MainStay VP Conservative Allocation, MainStay VP Growth Allocation, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios may not lend portfolio securities;

  each Portfolio may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets (10% of the MainStay VP Cash Management Portfolio) to be invested in all such illiquid or not readily marketable assets; and

  the MainStay VP Cash Management Portfolio may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of the SEC's Rule 35d-1 under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Portfolios, the Fund has adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described below. The affected Portfolios and their corresponding 80% policies are as set forth in the table below:

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay VP Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in bonds.
MainStay VP Common Stock Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay VP Convertible Portfolio	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay VP Floating Rate Portfolio	To invest, under normal circumstances, at least 80% of its assets in floating rate loans.
MainStay VP Government Portfolio	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay VP Growth Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets equity securities.
MainStay VP High Yield Corporate Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay VP ICAP Select Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in common and other equity securities.
MainStay VP International Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay VP Large Cap Growth Portfolio	To invest, under normal circumstances, at least 80% of its assets in large capitalization companies.
MainStay VP Mid Cap Core Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.
MainStay VP Short Term Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay VP S&P 500 Index Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks connoted by the S&P 500® Index.
MainStay VP U.S. Small Cap Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING PORTFOLIOS/FUNDS

Subject to the limitations set forth herein and in the Prospectus, the Manager or Subadvisors may, in their discretion, at any time, employ any of the following practices, techniques or instruments for the Portfolios or the Underlying Portfolios/Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolios but, to the extent employed, could from time to time have a material impact on the Portfolios' performance.

Unless otherwise indicated above, the Portfolios, excluding the MainStay VP Asset Allocation Portfolios, may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Appropriate investments for the MainStay VP Asset Allocation Portfolios are noted. Unless otherwise stated in the Prospectus, investment techniques are discretionary, which means that the Manager or Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques.

None of the Portfolios alone constitutes a complete investment program.

The loss of money is a risk of investing in the Portfolios. None of the Portfolios, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio will fluctuate based on the value of the securities held by each Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios' investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' holdings.

ARBITRAGE

A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

BANK OBLIGATIONS

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. The Portfolios may invest in CDs, time deposits and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Portfolio's restriction on investments in illiquid securities.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolio, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

BORROWING

Each Portfolio may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Portfolio or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Portfolio for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Portfolio's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Portfolio may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

A Portfolio may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

CASH EQUIVALENTS

To the extent permitted by its investment objective and policies, each Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in cash equivalents. Cash equivalents include U.S. Government Securities, CDs, Bank Time Deposits, Bankers' Acceptances, Repurchase Agreements and Commercial Paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed income securities issued by private and governmental institutions. For the MainStay VP ICAP Select Equity Portfolio, cash equivalents must be rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-1 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Repurchase agreements may be considered cash equivalents if the collaterial pledged is an obligation of the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical rating organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, such as Moody's or S&P, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, unless otherwise stated in the Prospectus or this SAI, each Portfolio may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality.

Commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See "Cash Equivalents" for more information.

CONVERTIBLE SECURITIES

A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or relevant Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

CREDIT AND LIQUIDITY ENHANCEMENTS

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Portfolio purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Portfolios when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolios to a degree comparable to that of rated securities which are consistent with the Portfolios' objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

The ratings of fixed-income securities by an NRSRO, such as Moody's and S&P, are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

DERIVATIVE INSTRUMENTS -- GENERAL DISCUSSION

The Portfolios may use derivative instruments consistent with their respective investment objectives such as for hedging or managing risk. The Portfolios may not use derivative instruments for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures and swaps elsewhere in this SAI for more information.

Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

  Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

  Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

  Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

  Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Investment Companies.")

Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

FIRM OR STANDBY COMMITMENTS — OBLIGATIONS WITH PUTS ATTACHED

A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm commitment basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Portfolios may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Portfolio intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor will a Portfolio assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Portfolio makes the commitment on behalf of the Portfolio to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

The Portfolios may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates; a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for the MainStay VP Cash Management Portfolio, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

FOREIGN CURRENCY TRANSACTIONS

To the extent that a Portfolio invests in foreign securities and to the extent permitted by its investment objective and policies, a Portfolio may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's foreign currency transactions. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's forward contracts. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Portfolio will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Portfolio's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio's asset segregation requirements will vary accordingly. The Portfolios reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Portfolio's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the sovereign debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Portfolios' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Portfolio may invest, subject to compliance with each Portfolio's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

A Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay VP Cash Management Portfolio is restricted to purchasing U.S. dollar denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Portfolio may define "foreign securities" differently but, unless otherwise defined, foreign securities generally are those securities issued by companies organized outside the U.S. and, for equity securities, that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

To the extent permitted by its investment objectives and policies, each Portfolio's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries. Certain Portfolios may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on Currency Futures, please see "Foreign Currency Transactions" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Fund has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Fund nor any of the Portfolios shall be: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Portfolio's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Portfolio may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Portfolio's portfolio of securities or portion of a portfolio, perfect correlation between that Portfolio's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Stock Index Futures. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

A Portfolio may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Portfolio may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Portfolio's net assets.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio. When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

HIGH-YIELD SECURITIES

Generally, high yield debt securities (sometimes called "junk bonds") are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality by the Manager or relevant Subadvisor and are sometimes considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Portfolio's investment in hybrids, these risks may cause significant fluctuations in the Portfolio's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

ILLIQUID SECURITIES

A Portfolio may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets (10% for a money market fund) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INITIAL PUBLIC OFFERINGS ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating hsitory, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio's Manager or Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to the Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolio's performance when the Portfolio's asset base is small. Consequently, IPOs may constitute a significant portion of the Portfolio's returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of the Portfolio's assets as it increases in size and therefore have a more limited effect on the Portfolio's performance.

There can be no assurance that IPOs will continue to be available for the Portfolio to purchase. The number or quality of IPOs available for purchase by the Portfolio may vary, decrease or entirely disappear. In some cases, the Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

INVESTMENT COMPANIES

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. These restrictions do not apply to the MainStay VP Asset Allocation Portfolios, and may not apply to certain investments in money market funds. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Portfolio (except the MainStay VP Asset Allocation Portfolios) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

A Portfolio may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of certain of the Portfolios, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. The Portfolio also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio.

Subject to exemptive relief granted to the Portfolios from certain provisions of the 1940 Act, the Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Portfolios.

LOAN PARTICIPATION INTERESTS

A Portfolio may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's NAV than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Portfolio may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment.

If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager must determine that the investment is suitable for each Portfolio based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate ("LIBOR") or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

The Portfolio records an investment when the borrower draws down the money and records interest as earned.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Portfolio may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Portfolio will limit its investments in these and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Portfolios may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Portfolio is invested is placed on credit watch or downgraded, the value of the security may decline and the Portfolio may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Portfolios. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Portfolio investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Portfolio, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Portfolios may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Portfolio may experience further declines after they are purchased by such Portfolio.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, and could adversely affect the yields on the mortgage-related securities owned by the Portfolios and could have the effect of reducing returns to the Portfolios that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.

Mortgage Pass-Through Securities. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMCCMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Portfolios' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities. [Certain of the Portfolios limit their investment in CMO residuals to less than 5% of their net assets.]

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments.

Other Asset-Backed Securities. The Portfolios' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Portfolio's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Portfolio may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio. The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs will cease on December 31, 2010, unless the relevant provisions of ARRA are extended by Congress. In the event that the BAB program is not extended, the BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, a Portfolio may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

  Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

  Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

  Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

  Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

  Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Portfolio's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Portfolio's Board.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Portfolio's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Portfolios will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Portfolios intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS

A Portfolio may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Portfolio may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Portfolios may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Portfolio may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Portfolio may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by a Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, the Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Portfolio may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets.

A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Portfolio may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Portfolio may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Portfolio's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when the Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Portfolio. The writer of the put option may require that the Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Portfolio would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Portfolio may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

See "Cash Equivalents" for more information.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Portfolio may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the 1933 Act ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES

To the extent permitted by its investment objective and policies, each Portfolio may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Portfolio's total assets. Certain of the Underlying Portfolios/Funds in which the Mainstay VP Asset Allocation Portfolios invest may be permitted to enter into short sales that are not "against the box." In a short sale transaction, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Portfolio borrows the security and delivers it to a buyer. To close out the short sale, the Portfolio purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Portfolio closes out a short sale may be more or less than the price at which the Portfolio sold the security to enter into the short sale. Until the Portfolio replaces the security, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date when the Portfolio enters into the sale and the date when the Portfolio closes out the short position. The Portfolio will realize a gain if the security declines in price between those dates. Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. If that occurs, the Portfolio may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Portfolio could lose in a short transaction. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Portfolio enters into a short sale of a security that the Portfolio owns or has the right to obtain at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In a short sale against the box, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which a Portfolio has open short sales were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales.

If a Portfolio effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

In accordance with its investment strategy and only with Board approval, a Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Portfolio may enter into swap agreements, including credit default swaps for certain Portfolios, only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Additionally, certain Portfolios may enter into equity swap transactions, interest rate swap transactions or credit default swap transactions consistent with their investment objective and policies. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's investment holdings.

Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Portfolio's ability to enter into certain swap transactions may be limited by tax considerations.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Portfolio takes a long position, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Portfolio may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Portfolio on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Portfolio on the notional amount. In other cases, when the Portfolio takes a short position, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular stock (or group of stocks) short, less the dividend expense that the Portfolio would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Portfolio may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Portfolios' current obligations (or are otherwise covered as permitted by applicable law), the Portfolios and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Portfolio may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Portfolios' general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Portfolio's limitations on illiquid investments. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Portfolio's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE INSTRUMENTS: CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay VP International Equity Portfolio may hold foreign cash and cash equivalents. Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

TO-BE-ANNOUNCED ("TBA") PURCHASE COMMITMENTS

TBA or "to-be-announced" purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Portfolio will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and the Portfolio will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Portfolio's commitments. On delivery for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose the Portfolio to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Portfolio because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

WARRANTS

To the extent that a Portfolio invests in equity securities, the Portfolios may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Portfolios' intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when-issued basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Board oversees the Fund, the Manager, the Subadvisors and elects the officers of the Fund who are responsible for the day to day operations of the Fund. Information pertaining to the Board and officers is set forth below. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; Director since September 2008	Member of the Board of Managers and President and Chief Executive Officer of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since April 2008); Member of the Board of Managers, MacKay Shields LLC (since April 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital LLC, McMorgan & Company LLC, Chairman and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board of Managers, NYLCAP Manager, LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	Trustee, Eclipse Funds since September 2008 (2 funds); Trustee, Eclipse Funds Inc. since September 2008 (1 fund); Trustee, MainStay Funds Trust since April 2009 (30 funds); The MainStay Funds since September 2008 (14 funds).
*

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

INDEPENDENT DIRECTORS
NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Chairman and Director since 2007	President, Strategic Management Advisors LLC (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (2 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (1 fund); Chairman and Trustee, MainStay Funds Trust since April 2009 (28 funds), (and a Director to a predecessor corporation since 2008); Chairman and Trustee, The MainStay Funds since 2007 (14 funds); Trustee, Legg Mason Partners Funds, Inc., since 1991 (59 portfolios)
Alan R. Latshaw 3/27/51	Indefinite; Director and Audit Committee Financial Expert since 2007	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the Audit and Compliance Committee (2004 to 2006)	66	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since April 2009 (28 funds) (and Director and Audit Committee Financial Expert of a predecessor corporation since 2007); Trustee, The MainStay Funds since 2006 (14 funds); Trustee, State Farm Associates Funds Trusts since 2005 (15 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (16 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)
Peter Meenan 12/5/41	Indefinite; Director since 2007	Independent Consultant; President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	Trustee, Eclipse Funds since 2002 (2 funds); Director, Eclipse Funds Inc. since 2002 (1 fund); Trustee, MainStay Funds Trust since April 2009 (28 funds) (and Director of a predecessor corporation since 2002); Trustee, The MainStay Funds since 2007 (14 funds)
Richard H. Nolan, Jr. 11/16/46	Indefinite; Director since 2006	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since April 2009 (28 funds) (and Director of a predecessor corporation since 2007); Trustee, The MainStay Funds since 2007 (14 funds)
Richard S. Trutanic 2/13/52	Indefinite; Director since 2007	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since April 2009 (28 funds) (and Director of a predecessor corporation since 2007); Trustee, The MainStay Funds since 1994 (14 funds)
Roman L. Weil 5/22/40	Indefinite; Director since 1994 and Audit Committee Financial Expert since 2003	V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm)	66	Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (2 funds); Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (1 fund); Trustee and Audit Committee Financial Expert, MainStay Funds Trust since April 2009 (28 funds) (and Director and Audit Committee Financial Expert of a predecessor corporation since 2007); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (14 funds)
John A. Weisser 10/22/41	Indefinite; Director since 1997	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since April 2009 (28 funds) (and Director of a predecessor corporation since 2007); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, Direxion Funds (34 portfolios) and Direxion Insurance Trust (3 portfolios) since 2007; Trustee, Direxion Shares ETF Trust since 2008 (22 portfolios)

OFFICERS (WHO ARE NOT BOARD MEMBERS)*
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007	Assistant Treasurer, New York Life Investment Management Holdings LLC (since July 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since January 2009	Managing Director, Compliance (since 2009) and Director and Associate General Counsel (2005 to 2008), New York Life Investment Management LLC; Assistant Secretary, NYLIM Service Company (since 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc., and MainStay VP Series Fund, Inc. (2005 to 2008); Director and Senior Counsel, Deutsche Asset Management (1999 to 2005)
Stephen P. Fisher 2/22/59	President since 2007	President and Chief Executive Officer, NYLIFE Distributors LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Chairman of the Board, NYLIM Service Company (since 2008); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc. (since 2007); Managing Director, UBS Global Asset Management (1999 to 2003)
Scott T. Harrington 2/8/59	Vice President — Administration since 2005	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since 2006)
Marguerite E. H. Morrison 3/26/56	Chief Legal Officer since 2008 and Secretary since 2004	Vice President, Associate General Counsel and Assistant Secretary, New York Life Insurance Company (since 2008); Managing Director, Associate General Counsel and Assistant Secretary, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC; Secretary, NYLIM Service Company (since 2008); Assistant Secretary, New York Life Investment Management Holdings LLC (since January 2008); Chief Legal Officer (since January 2008) and Secretary, Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds (since 2004) and ICAP Funds, Inc. (since 2006); Chief Legal Officer—Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004)
*

The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

The Board oversees the Fund, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee, and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were 5 Audit Committee meetings held during the fiscal year ended December 31, 2009.

Contracts Committee. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Portfolios are or are proposed to be parties to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 5 meetings during the fiscal year ended December 31, 2009.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any proposals that the Manager may make from time to time concerning the Portfolios offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended December 31, 2009.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were 4 Nominating and Governance Committee meetings held during the fiscal year ended December 31, 2009.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Fund Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Christopher C. Andersen, Jeffrey A. Engelsman, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Marguerite E. H. Morrison, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended December 31, 2009.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Christopher Andersen, Jack R. Benintende, William Cheng, Jeffrey A. Engelsman, Christopher Feind, Marguerite E. H. Morrison, Gary Wendlandt and Jae Yoon. There were [___] Subcommittee meetings held during the fiscal year ended December 31, 2009.

OWNERSHIP OF SECURITIES

As of December 31, 2009, the dollar range of equity securities owned by each Board Member in the Fund (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Fund was as follows:

INTERESTED BOARD MEMBER
INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	None	$0
1

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC.

INDEPENDENT BOARD MEMBERS
INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN MAINSTAY VP SERIES FUND, INC.	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley	$[____]	[____]
Alan R. Latshaw	$[____]	[____]
Peter Meenan	$[____]	[____]
Richard H. Nolan, Jr.	$[____]	[____]
Richard S. Trutanic	$[____]	[____]
Roman L. Weil	$[____]	[____]
John A. Weisser	$[____]	[____]

As of December 31, 2009, each Director who is not an "interested person" of the Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

COMPENSATION

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal year ended December 31, 2009, from the Fund. Effective January 1, 2010, the Independent Board Members receive from the MainStay Group of Funds ("Fund Complex"), either directly or indirectly, an annual retainer of $110,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $40,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2010. The Portfolios pay their pro rata share of the above-referenced fees based on the relative net assets of the Portfolios and other funds in the Fund Complex for which the Board Members serves as a Trustee as of the end of the relevant fiscal year.

COMPENSATION TABLE FOR THE INDEPENDENT DIRECTORS OF THE COMPANY
INDEPENDENT DIRECTOR	AGGREGATE COMPENSATION FROM THE COMPANY		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM COMPANY AND FUND COMPLEX PAID TO BOARD MEMBER
Susan B. Kerley	$	[____]	None	None	$	[____]
Alan R. Latshaw	$	[____]	None	None	$	[____]
Peter Meenan	$	[____]	None	None	$	[____]
Richard H. Nolan, Jr.	$	[____]	None	None	$	[____]
Richard S. Trutanic	$	[____]	None	None	$	[____]
Roman L. Weil	$	[____]	None	None	$	[____]
John A. Weisser	$	[____]	None	None	$	[____]

As of January 31, 2010, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any class of common stock of the Portfolios of the Fund.

CODES OF ETHICS

The Fund, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER AND THE SUBADVISORS

New York Life Investments, subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. Effective August 1, 2008, these advisory services are provided pursuant to an Amended and Restated Management Agreement ("Management Agreement") with regard to all Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for 17 of the Portfolios to certain Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

Prior to May 1, 2008, each Portfolio other than the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Floating Rate, MainStay VP Growth Allocation, MainStay VP Mid Cap Core, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by New York Life Investments to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following Portfolios also approved an increase in the amount of compensation paid to New York Life Investments for advisory and administrative services combined: MainStay VP Bond, MainStay VP Common Stock, MainStay VP Convertible, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Income Builder, MainStay VP International Equity and MainStay VP Large Cap Growth Portfolios. The current management fees for each Portfolio are disclosed in the Prospectus.

The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, the Manager or the Subadvisors (the "Independent Directors").

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

Other than as imposed by law, the Management Agreement provides that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

Conditions to exemptive relief include: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Director or officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio's outstanding voting securities; and (vii) at all times, a majority of the Board will not be "interested persons" of the Fund within the meaning of the 1940 Act and the nomination of new or additional Directors that are not "interested persons" will be at the discretion of the then existing Directors that are not "interested persons."

Pursuant to the respective Subadvisory Agreements between the Manager and:

Epoch, with respect to the MainStay VP U.S. Small Cap Portfolio and the equity portion of the MainStay VP Income Builder Portfolio;

ICAP, with respect to MainStay VP ICAP Select Equity Portfolio;

Madison Square Investors, with respect to the MainStay VP Common Stock, MainStay VP Conservative Allocation, MainStay VP Growth Allocation, MainStay VP Growth Equity, MainStay VP Mid Cap Core, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation, MainStay VP S&P 500 Index Portfolios and the equity portion of MainStay VP Balanced Portfolio;

MacKay Shields, with respect to the MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP International Equity Portfolios and the fixed-income portion of the MainStay VP Income Builder Portfolio; and

Winslow Capital Management Inc. ("Winslow Capital"), with respect to MainStay VP Large Cap Growth Portfolio, (each a "Subadvisor" and collectively, the "Subadvisors"), the Subadvisors have been delegated day-to-day responsibility for the investment decisions of the Portfolios.

The Subadvisors, subject to the supervision of the Directors of the Fund and the Manager, and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and except for MainStay VP ICAP Select Equity Portfolio, the loan of securities.

The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940 Act).

As compensation for services, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets during the preceding month, at the following annual rates:

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Balanced Portfolio	0.375% on assets up to $1 billion; and 0.350% on assets in excess of $1 billion
MainStay VP Common Stock Portfolio	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion
MainStay VP Conservative Allocation Portfolio	0.050%
MainStay VP Convertible Portfolio	0.30% on assets up to $1 billion; and 0.25% on assets over $1 billion
MainStay VP Government Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay VP Growth Allocation Portfolio	0.050%
MainStay VP Growth Equity Portfolio[1]	0.305% on assets up to $1 billion; and 0.250% on assets over $1 billion
MainStay VP High Yield Corporate Bond Portfolio	0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion
MainStay VP ICAP Select Equity Portfolio	0.400% on assets up to $250 million; 0.375% on assets from $250 million to $1 billion; and 0.370% on assets over $1 billion
MainStay VP Income Builder Portfolio[2]	0.285% on assets up to $1 billion; and 0.275% on assets in excess of $1 billion[3]
MainStay VP International Equity Portfolio	0.445% on assets up to $500 million; and 0.425% on assets over $500 million
MainStay VP Large Cap Growth Portfolio[4]	0.40% on assets up to $250 million;
0.35% on assets from $250 million to $500 million;
0.30% on assets from $500 million to $750 million;
0.25% on assets from $750 million to $1 billion; and
0.20% on assets over $1 billion
MainStay VP Mid Cap Core Portfolio	0.425% on assets up to $1 billion;and 0.400% on assets in excess of $1 billion
MainStay VP Moderate Allocation Portfolio	0.050%
MainStay VP Moderate Growth Allocation Portfolio	0.050%
MainStay VP S&P 500 Index Portfolio	0.150% on assets up to $1 billion; 0.1375% on assets from $1 billion to $2 billion; 0.1325% on assets from $2 billion to $3 billion; and 0.125% on assets in excess of $3 billion
MainStay VP U.S. Small Cap Portfolio[5]	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Total Return Portfolio changed its name to MainStay VP Income Builder Portfolio.
3

For MacKay Shields: 0.285% on allocated assets up to $1 billion; and 0.275% on allocated assets in excess of $1 billion. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.57% on assets up to $1 billion; and 0.55% on assets in excess of $1 billion.

4	On the average daily net assets of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, a series of The MainStay Funds.
5	Effective November 20, 2009, the MainStay VP Developing Growth Portfolio changed its name to MainStay VP U.S. Small Cap Portfolio.

For the years ended December 31, 2009, December 31, 2008 and December 31, 2007, the amount of management fees paid by the Portfolios (except for the MainStay VP Asset Allocation Portfolios, which pay no management fees) to the Manager and its affiliates and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following tables. All amounts were paid to the Manager or its affiliates except for Subadvisory fees paid to The Dreyfus Corporation, Epoch Investment Partners, Inc., Institutional Capital LLC, Lord, Abbett & Co. LLC and Winslow Capital Management, Inc. with respect to the Portfolios they subadvise or subadvised.

PORTFOLIO	MANAGEMENT FEES PAID 2009		SUBADVISORY FEES PAID 2009
MainStay VP Balanced Portfolio	$	[____]	$	[____]
MainStay VP Bond Portfolio		[____]		[____]
MainStay VP Cash Management Portfolio		[____]		[____]
MainStay VP Common Stock Portfolio		[____]		[____]
MainStay VP Convertible Portfolio		[____]		[____]
MainStay VP Floating Rate Portfolio		[____]		[____]
MainStay VP Government Portfolio		[____]		[____]
MainStay VP Growth Equity Portfolio[1]		[____]		[____]
MainStay VP High Yield Corporate Bond Portfolio		[____]		[____]
MainStay VP ICAP Select Equity Portfolio		[____]		[____]
MainStay VP Income Builder Portfolio[2]		[____]		[____]
MainStay VP International Equity Portfolio		[____]		[____]
MainStay VP Large Cap Growth Portfolio		[____]		[____]
MainStay VP Mid Cap Core Portfolio		[____]		[____]
MainStay VP S&P 500 Index Portfolio		[____]		[____]
MainStay VP U.S. Small Cap Growth Portfolio[3]		[____]		[____]
1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Total Return Portfolio changed its name to MainStay VP Income Builder Portfolio.
3	Effective November 20, 2009, the MainStay VP Developing Growth Portfolio changed its name to MainStay VP U.S. Small Cap Portfolio.

PORTFOLIO	MANAGEMENT FEES PAID 2008	SUBADVISORY FEES PAID 2008
MainStay VP Balanced Portfolio	$1,268,809	$	N/A
MainStay VP Bond Portfolio	2,772,550		N/A
MainStay VP Cash Management Portfolio	3,215,263		1,894,153
MainStay VP Common Stock Portfolio	3,688,136		N/A
MainStay VP Convertible Portfolio	1,801,964		1,129,315
MainStay VP Floating Rate Portfolio	1,662,615		N/A
MainStay VP Government Portfolio	1,479,593		891,922
MainStay VP Growth Equity Portfolio[1]	2,953,363		1,866,197
MainStay VP High Yield Corporate Bond Portfolio	5,869,755		3,622,714
MainStay VP ICAP Select Equity Portfolio	4,894,288		2,496,045
MainStay VP Income Builder Portfolio[2]	1,649,399		1,034,055
MainStay VP International Equity Portfolio	4,373,595		2,790,216
MainStay VP Large Cap Growth Portfolio	2,052,621		1,096,676
MainStay VP Mid Cap Core Portfolio	2,466,039		N/A
MainStay VP S&P 500 Index Portfolio	2,523,496		N/A
MainStay VP U.S. Small Cap Portfolio[3]	532,420		366,292
1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Total Return Portfolio changed its name to MainStay VP Income Builder Portfolio.
3	Effective November 20, 2009, the MainStay VP Developing Growth Portfolio changed its name to MainStay VP U.S. Small Cap Portfolio.

PORTFOLIO	MANAGEMENT FEES PAID 2007	SUBADVISORY FEES PAID 2007
MainStay VP Balanced Portfolio	$1,503,281	$	N/A
MainStay VP Bond Portfolio	1,422,785		N/A
MainStay VP Cash Management Portfolio	1,126,991		1,126,991
MainStay VP Common Stock Portfolio	2,605,117		N/A
MainStay VP Convertible Portfolio	1,373,239		1,373,239
MainStay VP Floating Rate Portfolio	1,905,002		N/A
MainStay VP Government Portfolio	760,092		760,092
MainStay VP Growth Equity Portfolio[1]	2,857,864		2,857,864
MainStay VP High Yield Corporate Bond Portfolio	4,517,751		4,517,751
MainStay VP ICAP Select Equity Portfolio	1,742,337		1,296,042
MainStay VP Income Builder Portfolio[2]	1,454,246		1,454,246
MainStay VP International Equity Portfolio	3,847,211		3,847,211
MainStay VP Large Cap Growth Portfolio	1,316,878		986,736
MainStay VP Mid Cap Core Portfolio	3,128,253		N/A
MainStay VP S&P 500 Index Portfolio	1,393,367		N/A
MainStay VP U.S. Small Cap Portfolio[3]	450,647		375,539
1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Total Return Portfolio changed its name to MainStay VP Income Builder Portfolio.
3	Effective November 20, 2009, the MainStay VP Developing Growth Portfolio changed its name to MainStay VP U.S. Small Cap Portfolio.

Aggregate management and subadvisory fees paid to the Manager and its affiliates for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 were $[________], $49,058,120 and $41,869,435, respectively.

Effective January 1, 2007, the Manager contractually agreed to waive its management fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million for the MainStay VP ICAP Select Equity Portfolio. As a result of this waiver, for the years ended December 31, 2008 and December 31, 2007, the Manager waived $335,384 and $147,738 of its management fee, respectively, for the MainStay VP ICAP Select Equity Portfolio. As of May 1, 2008, the Manager had contractually agreed to waive its management fee to 0.75% on assets up to $250 million and 0.70% on assets over $250 million. As a result of this waiver, for the years ended December 31, 2009 and December 31, 2008, the Manager waived $[____] and $335,384 of its management fee, respectively for the MainStay VP ICAP Select Equity Portfolio. This waiver was in effect through May 1, 2010.

Effective January 1, 2007, the Manager has agreed to waive its management fee to 0.05% on assets up to $1 billion and 0.025% on assets over $1 billion for the MainStay VP S&P 500 Index Portfolio. As of May 1, 2008, the Manager has voluntarily agreed to waive its management fee to 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion and; 0.20% on assets over $3 billion. This waiver may be modified only with Board approval. As a result of these waivers, the Manager waived $[_____], $572,766 and $762,245 of its fee, respectively, for the years ended December 31, 2009, December 31, 2008 and December 31, 2007.

The Manager may recoup the amount of certain management fee waivers or expense reimbursements pursuant to a contractual agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses.

In connection with the expense limitations or fee waivers, New York Life Investments assumed the following expenses for the years ended December 31, 2009, December 31, 2008 and December 31, 2007:

PORTFOLIO	YEAR ENDED 12/31/09		YEAR ENDED 12/31/08		YEAR ENDED 12/31/07
MainStay VP Conservative Allocation Portfolio	$	[______]	$	N/A	$	N/A
MainStay VP ICAP Select Equity Portfolio		[______]		335,384		147,738
MainStay VP Large Cap Growth Portfolio		[______]		60,991		62,177
MainStay VP S&P 500 Index Portfolio		[______]		572,766		762,245

ADMINISTRATIVE SERVICES

The Manager provides administrative services to each of the Portfolios. These services are provided to the Portfolios pursuant to the Management Agreement referenced above.

Prior to May 1, 2008, each Portfolio other than the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Floating Rate, MainStay VP Growth Allocation, MainStay VP Mid Cap Core, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios received these services from New York Life Investments under a separate Administration Agreement (the "Prior Administration Agreement").

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

  the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Subadvisors; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as sub-administrator. On February 13, 2001, the Board of the Fund approved a Substitution Agreement which substituted New York Life Investments for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

Pursuant to an agreement with New York Life Investments, State Street, One Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by New York Life Investments. During the last three calendar years, the Portfolios paid separate administration fees to the Administrator under the Prior Administration Agreement as follows:

PORTFOLIO	FOR THE YEAR ENDED 12/31/09		FOR THE YEAR ENDED 12/31/08		FOR THE YEAR ENDED 12/31/07
MainStay VP Balanced Portfolio	$	[______]	$	N/A	$	N/A
MainStay VP Bond Portfolio		[______]		456,117		1,138,228
MainStay VP Cash Management Portfolio				489,486		907,067
MainStay VP Common Stock Portfolio		[______]		615,796		2,084,094
MainStay VP Conservative Allocation Portfolio		[______]		N/A		N/A
MainStay VP Convertible Portfolio		[______]		253,704		762,911
MainStay VP Floating Rate Portfolio		[______]		N/A		N/A
MainStay VP Government Portfolio		[______]		202,836		506,728
MainStay VP Growth Allocation Portfolio		[______]		N/A		N/A
MainStay VP Growth Equity Portfolio		[______]		432,799		1,587,702
MainStay VP High Yield Corporate Bond Portfolio		[______]		917,124		3,011,834
MainStay VP ICAP Select Equity Portfolio		[______]		261,356		590,953
MainStay VP Income Builder Portfolio		[______]		261,696		908,904
MainStay VP International Equity Portfolio		[______]		402,254		1,282,404
MainStay VP Large Cap Growth Portfolio		[______]		216,644		559,455
MainStay VP Mid Cap Core Portfolio		[______]		N/A		N/A
MainStay VP Moderate Allocation Portfolio		[______]		N/A		N/A
MainStay VP Moderate Growth Allocation Portfolio		[______]		N/A		N/A
MainStay VP S&P 500 Index Portfolio		[______]		865,475		3,048,978
MainStay VP U.S. Small Cap Portfolio		[______]		53,648		150,216

THE DISTRIBUTOR

NYLIFE Distributors LLC, an affiliate of New York Life Investments is a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated May 13, 2003, as amended December 22, 2005. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Directors upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the Independent Directors, at an in-person meeting held on December 1-2, 2005.

Distribution and Service Plan

For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker-dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and SAIs to prospective Policy Owners and of implementing and operating the Plan.

Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

For the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan as follows:

	FOR THE YEAR ENDED 12/31/09		FOR THE YEAR ENDED 12/31/08	FOR THE YEAR ENDED 12/31/07
MainStay VP Balanced Portfolio	$	[_______]	$400,560	$476,795
MainStay VP Bond Portfolio		[_______]	431,296	294,205
MainStay VP Common Stock Portfolio		[_______]	173,286	189,245
MainStay VP Conservative Allocation Portfolio		[_______]	528,701	290,123
MainStay VP Convertible Portfolio		[_______]	382,494	340,821
MainStay VP Floating Rate Portfolio		[_______]	545,279	678,875
MainStay VP Government Portfolio		[_______]	372,707	193,294
MainStay VP Growth Allocation Portfolio		[_______]	401,414	304,657
MainStay VP Growth Equity Portfolio		[_______]	128,732	161,661
MainStay VP High Yield Corporate Bond Portfolio		[_______]	1,361,064	1,428,040
MainStay VP ICAP Select Equity Portfolio		[_______]	534,491	237,742
MainStay VP Income Builder Portfolio		[_______]	124,406	144,840
MainStay VP International Equity Portfolio		[_______]	660,823	678,812
MainStay VP Large Cap Growth Portfolio		[_______]	199,416	133,230
MainStay VP Mid Cap Core Portfolio		[_______]	336,146	394,320
MainStay VP Moderate Allocation Portfolio		[_______]	770,843	509,605
MainStay VP Moderate Growth Allocation Portfolio		[_______]	857,693	639,904
MainStay VP S&P 500 Index Portfolio		[_______]	619,105	741,099
MainStay VP U.S. Small Cap Portfolio		[_______]	121,424	108,110

For the year ended December 31, 2009, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

SERVICE CLASS EXPENSE CATEGORIES FOR THE YEAR ENDED DECEMBER 31, 2009

	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL		COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS		OTHER†		APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay VP Balanced Portfolio	$	[____]	$	[____]	$	[____]	$	[____]	$	[____]	$	[____]	$	[____]
MainStay VP Bond Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Common Stock Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Conservative Allocation Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Convertible Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Floating Rate Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Government Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Growth Allocation Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Growth Equity Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP High Yield Corporate Bond Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Income Builder Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP ICAP Select Equity Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay International Equity Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Large Cap Growth Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Mid Cap Core Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Moderate Allocation Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP Moderate Growth Allocation Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP S&P 500 Index Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
MainStay VP U.S. Small Cap Portfolio		[____]		[____]		[____]		[____]		[____]		[____]		[____]
†

"Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

For the year ended December 31, 2008, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

SERVICE CLASS EXPENSE CATEGORIES FOR THE YEAR ENDED DECEMBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER†	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay VP Balanced Portfolio	$315,233	$8,228	$364,944	$724,219	$19,636	$360,222	$1,792,482
MainStay VP Bond Portfolio	339,421	8,859	392,947	779,789	21,143	387,862	1,930,021
MainStay VP Common Stock Portfolio	136,373	3,559	157,878	313,304	8,495	155,835	775,445
MainStay VP Conservative Allocation Portfolio	416,077	10,860	481,691	955,899	25,918	475,458	2,365,902
MainStay VP Convertible Portfolio	301,016	7,857	348,485	691,556	18,750	343,976	1,711,639
MainStay VP Floating Rate Portfolio	429,124	11,200	496,795	985,873	26,730	490,367	2,440,089
MainStay VP Government Portfolio	293,313	7,656	339,567	673,859	18,271	335,173	1,667,838
MainStay VP Growth Allocation Portfolio	315,905	8,245	365,723	725,764	19,678	360,990	1,796,305
MainStay VP Growth Equity Portfolio	101,309	2,644	117,285	232,749	6,311	115,768	576,066
MainStay VP High Yield Corporate Bond Portfolio	1,071,129	27,957	1,240,043	2,460,822	66,721	1,223,997	6,090,669
MainStay VP Income Builder Portfolio	97,905	2,555	113,344	224,928	6,099	111,878	556,709
MainStay VP ICAP Select Equity Portfolio	420,634	10,979	486,967	966,369	26,201	480,666	2,391,817
MainStay International Equity Portfolio	520,054	13,574	602,066	1,194,778	32,394	594,275	2,957,141
MainStay VP Large Cap Growth Portfolio	156,937	4,096	181,685	360,548	9,776	179,334	892,377
MainStay VP Mid Cap Core Portfolio	264,540	6,905	306,258	607,758	16,478	302,295	1,504,234
MainStay VP Moderate Allocation Portfolio	606,638	15,834	702,303	1,393,696	37,788	693,215	3,449,473
MainStay VP Moderate Growth Allocation Portfolio	674,988	17,618	781,431	1,550,723	42,045	771,320	3,838,125
MainStay VP S&P 500 Index Portfolio	487,223	12,717	564,057	1,119,351	30,349	556,758	2,770,455
MainStay VP U.S. Small Cap Portfolio	95,558	2,494	110,627	219,536	5,952	109,196	543,363
†

"Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

For the year ended December 31, 2007, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

SERVICE CLASS EXPENSE CATEGORIES FOR THE YEAR ENDED DECEMBER 31, 2007

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER†	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay VP Balanced Portfolio	$589,425	$10,000	$872,574	$1,500,293	$37,413	$280,469	$3,290,174
MainStay VP Bond Portfolio	293,614	4,981	434,661	747,351	18,637	139,712	1,638,957
MainStay VP Common Stock Portfolio	199,841	3,390	295,841	508,666	12,685	95,092	1,115,515
MainStay VP Conservative Allocation Portfolio	233,913	3,968	346,281	595,391	14,847	111,304	1,305,704
MainStay VP Convertible Portfolio	358,431	6,081	530,615	912,333	22,751	170,554	2,000,766
MainStay VP Floating Rate Portfolio	133,592	2,266	197,768	340,039	8,480	63,568	745,713
MainStay VP Government Portfolio	839,114	14,236	1,242,210	2,135,841	53,262	399,280	4,683,944
MainStay VP Growth Allocation Portfolio	238,940	4,054	353,722	608,185	15,166	113,696	1,333,763
MainStay VP Growth Equity Portfolio	363,664	6,170	538,361	925,651	23,083	173,044	2,029,973
MainStay VP High Yield Corporate Bond Portfolio	1,765,374	29,950	2,613,428	4,493,495	112,055	840,027	9,854,330
MainStay VP ICAP Select Equity Portfolio	164,641	2,793	243,731	419,068	10,450	78,342	919,025
MainStay VP Income Builder Portfolio	179,064	3,038	265,084	455,782	11,366	85,205	999,539
MainStay International Equity Portfolio	839,056	14,235	1,242,123	2,135,691	53,258	399,252	4,683,616
MainStay VP Large Cap Growth Portfolio	376,448	6,387	557,287	958,192	23,895	179,127	2,101,336
MainStay VP Mid Cap Core Portfolio	487,421	8,269	721,569	1,240,657	30,939	231,932	2,720,788
MainStay VP Moderate Allocation Portfolio	629,717	10,683	932,222	1,602,850	39,971	299,641	3,515,084
MainStay VP Moderate Growth Allocation Portfolio	790,761	13,415	1,170,629	2,012,764	50,193	376,272	4,414,034
MainStay VP S&P 500 Index Portfolio	199	277	5,151	52,542	1,851	2,779	62,799
MainStay VP U.S. Small Cap Portfolio	421,278	7,147	623,653	1,072,300	26,740	200,459	2,351,577
†

"Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

EXPENSES BORNE BY THE FUND

Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Portfolios that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where the Portfolios have retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Portfolios and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected RiskMetrics Group ("RMG"), an unaffiliated third-party proxy research and voting service to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Portfolios' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RMG proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Portfolios' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Portfolio's Board, a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Portfolio's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Portfolio receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by RMG, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

The Manager has retained voting authority for the MainStay VP Bond, MainStay VP Cash Management and MainStay VP Floating Rate Portfolios and the fixed income portion of the MainStay VP Balanced Portfolio.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes RMG, these Guidelines apply to the Subadvisor.

  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by RMG. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay VP Income Builder (equity portion) and MainStay VP U.S. Small Cap Portfolios

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained RMG. RMG is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted RMG's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of RMG, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of RMG - are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of RMG and the adoption of the proxy voting procedures of RMG adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

Where clients have delegated authority to vote proxies to Epoch, it votes them in accordance with its standard voting guidelines unless it agrees with the client to apply modified guidelines. RMG researches each proxy issue and provides a recommendation to Epoch on how to vote based on such research and its application of the research to the applicable voting guidelines.

MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Income Builder (fixed-income portion) and MainStay VP International Equity Portfolios.

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses RMG as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the RMG standard guidelines), or in the case of a Taft-Hartley client, in accordance with the RMG Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to RMG. MacKay Shields then informs RMG that the client has appointed MacKay Shields as its agent and instructs RMG as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and RMG will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay VP Balanced (equity portion), MainStay VP Common Stock, MainStay VP Conservative Allocation, MainStay VP Growth Allocation, MainStay VP Growth Equity, MainStay VP Mid Cap Core, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP S&P 500 Index Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, Madison Square Investors. A summary of Madison Square Investors' proxy voting policies and procedures is provided below.

Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, RMG. Madison Square Investors has also utilized RMG in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. RMG researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. RMG casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay VP ICAP Select Equity Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, ICAP. A summary of ICAP's proxy voting policies and procedures is provided below.

Institutional Capital LLC

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of RMG to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Portfolio or other client interests, ICAP will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

  Vote the securities based upon the recommendation of an independent third party, such as RMG; or

  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

MainStay VP Large Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RMG, a third party proxy-voting agency. Winslow Capital subscribes to RMG's Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with RMG's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of RMG. Winslow Capital retains documentation of all amended votes.

Portfolio's Proxy Voting Record. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Portfolios' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's securities holdings is available in this SAI. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings (except the MainStay VP High Yield Corporate Bond Portfolio), as reported at month end, no earlier than 30 days (15 days for the MainStay VP ICAP Select Equity Portfolio) after the end of each month, and will publicly disclose each Portfolio's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Disclosure of the MainStay VP High Yield Corporate Bond Portfolio's portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at mainstayinvestments.com or by calling the Fund at 800-598-2019. The Portfolios' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q.

In addition, the Manager or a Portfolio's Subadvisor may share the Portfolios' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Portfolios. As of the date of this SAI, those service providers are State Street, [____________], Russell Mellon, RMG, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Portfolio's investment holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Portfolios' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board at the next regularly scheduled board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Fund may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protects the Fund's ongoing disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

In connection with its management of the MainStay VP Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the MainStay VP Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure.

The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Portfolio's portfolio managers also have responsibility for the day-to-day management of accounts other than the Portfolios. Information regarding these other accounts, as of December 31, 2009, is set forth below:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Lee Baker	MainStay VP S&P 500 Index Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Rupal J. Bhansali	MainStay VP International Equity Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
David E. Clement	MainStay VP Cash Management Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Louis Cohen	MainStay VP Income Builder Portfolio
Robert Dial	MainStay VP Floating Rate Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Tony Elavia	MainStay VP Balanced Portfolio, MainStay VP Asset Allocation Portfolios	[____]	[____]	[____]	[____]	[____]	[____]
Harvey Fram	MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Thomas J. Girard	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Cash Management Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Gary Goodenough	MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Justin H. Kelly	MainStay VP Large Cap Growth Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Migene Kim	MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Michael Kimble	MainStay VP Income Builder Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Harish Kumar	MainStay VP Growth Equity Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Francis J. Ok	MainStay VP S&P 500 Index Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
David Pearl	MainStay VP U.S. Small Cap Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
J. Matthew Philo	MainStay VP High Yield Corporate Bond Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
William Priest	MainStay VP Income Builder Portfolio, MainStay VP U.S. Small Cap Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
James Ramsay	MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Dan Roberts	MainStay VP Income Builder Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Eric Sappenfield	MainStay VP Income Builder Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Jerrold K. Senser	MainStay VP ICAP Select Equity Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Donald F. Serek	MainStay VP Bond Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Edward Silverstein	MainStay VP Convertible Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Johnathan Swaney	MainStay VP Asset Allocation Portfolios	[____]	[____]	[____]	[____]	[____]	[____]
Taylor Wagenseil	MainStay VP Income Builder Portfolio
R. Bart Wear	MainStay VP Large Cap Growth Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Michael Welhoelter	MainStay VP Income Builder Portfolio, MainStay VP U.S. Small Cap Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Thomas R. Wenzel	MainStay VP ICAP Select Equity Portfolio	[____]	[____]	[____]	[____]	[____]	[____]
Clark J. Winslow	MainStay VP Large Cap Growth Portfolio	[____]	[____]	[____]	[____]	[____]	[____]

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Portfolios as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the Portfolios and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Portfolios and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Epoch Investment Partners, Inc.

To be provided by Epoch.

Institutional Capital LLC

ICAP manages all assets within all mandates on a team basis. Within each investment mandate, the portfolios are managed on a model portfolio basis, meaning once an investment decision is made it is implemented on a pro-rata basis, allowing for specific account restrictions, in all accounts within that mandate. Each participating client account will receive the average share price for the aggregated order. Transaction costs shall be shared pro-rata based on each client's participation in the aggregated order.

ICAP has established a solid framework that helps ensure compliance with regulatory, ethical, and fiduciary duties. ICAP has written policies and procedures which govern all aspects of our business, including but not limited to portfolio management processes, trade allocations, adherence to investment restrictions, use of soft-dollars, best execution, proprietary and personal trading, record-keeping, regulatory filings, proxy voting, safeguarding of client assets and information, accuracy of disclosure information, and business continuity.

MacKay Shields LLC and Madison Square Investors LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, MacKay Shields and Madison Square Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Winslow Capital Management Inc.

Winslow Capital offers only one investment product, large cap growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy", the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy", the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments's overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its management committee. The portfolio managers do not receive compensation that is based upon the Portfolio's, any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. Messrs. Priest, Pearl, Sappenfield and Welhoelter are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch. As shareholders of Epoch Holding Corporation, Messrs. Priest, Pearl, Sappenfield and Welhoelter are each entitled to share in any dividends or appreciation of the public company's stock.

ICAP

Compensation for key ICAP investment professionals consists of a competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts. MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Madison Square Investors

Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Winslow Capital

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

As of December 31, 2009, the dollar range of Portfolio securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000) was as follows:

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Lee Baker	[____]	$0
Rupal J. Bhansali	[____]	$0
David Clement	[____]	$0
Robert Dial	[____]	$0
Tony H. Elavia	[____]	$0
Harvey Fram	[____]	$0
Thomas Girard	[____]	$0
Gary Goodenough	[____]	$0
Justin H. Kelly	[____]	$0
Migene Kim	[____]	$0
Michael Kimble	[____]	$0
Harish Kumar	[____]	$0
Francis J. Ok	[____]	$0
David N. Pearl	[____]	$0
J. Matthew Philo	[____]	$0
William W. Priest	[____]	$0
James Ramsay	[____]	$0
Dan Roberts	[____]	$0
Eric Sappenfield	[____]	$0
Jerrold K. Senser	[____]	$0
Donald F. Serek	[____]	$0
Edward Silverstein	[____]	$0
Jonathan Swaney	[____]	$0
R. Bart Wear	[____]	$0
Michael Welhoelter	[____]	$0
Thomas R. Wenzel	[____]	$0
Clark J. Winslow	[____]	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios' orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

Currently, New York Life Investments is affiliated with two broker-dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securites or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except an Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except an Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Fund's ability to participate in volume transactions will produce better executions for the Portfolios.

The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

The table below shows information on brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007.

BROKERAGE COMMISSIONS	YEAR ENDED 12/31/09		YEAR ENDED 12/31/08	YEAR ENDED 12/31/07
MainStay VP Balanced Portfolio	$	[____]	$76,112	$126,973
MainStay VP Bond Portfolio		[____]	0	0
MainStay VP Common Stock Portfolio		[____]	431,117	526,087
MainStay VP Conservative Allocation Portfolio		[____]	0	0
MainStay VP Convertible Portfolio		[____]	93,651	94,615
MainStay VP Floating Rate Portfolio		[____]	0	0
MainStay VP Government Portfolio		[____]	0	0
MainStay VP Growth Allocation Portfolio		[____]	0	0
MainStay VP Growth Equity Portfolio		[____]	562,174	644,859
MainStay VP High Yield Corporate Bond Portfolio		[____]	77,397	125,974
MainStay VP ICAP Select Equity Portfolio		[____]	1,088,753	406,434
MainStay VP Income Builder Portfolio		[____]	297,231	370,915
MainStay VP International Equity Portfolio		[____]	1,508,750	1,336,920
MainStay VP Large Cap Growth Portfolio		[____]	629,147	420,333
MainStay VP Mid Cap Core Portfolio		[____]	233,710	282,016
MainStay VP Moderate Allocation Portfolio		[____]	0	0
MainStay VP Moderate Growth Allocation Portfolio		[____]	0	0
MainStay VP S&P 500 Index Portfolio		[____]	68,243	52,673
Mainstay VP U.S. Small Cap Portfolio		[____]	240,090	163,414

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2009 and the dollar amount of the transactions involved.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES		TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay VP Balanced Portfolio	$	[_____]	$	[_____]
MainStay VP Common Stock Portfolio		[_____]		[_____]
MainStay VP Convertible Portfolio		[_____]		[_____]
MainStay VP Growth Equity Portfolio		[_____]		[_____]
MainStay VP High Yield Corporate Bond Portfolio		[_____]		[_____]
MainStay VP ICAP Select Equity Portfolio		[_____]		[_____]
MainStay VP Income Builder Portfolio		[_____]		[_____]
Mainstay VP International Equity Portfolio		[_____]		[_____]
MainStay VP Large Cap Growth Portfolio		[_____]		[_____]
Mainstay VP Mid Cap Core Portfolio		[_____]		[_____]
Mainstay VP U.S. Small Cap Portfolio		[_____]		[_____]

As of December 31, 2009, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

[TABLE TO BE PROVIDED]

A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay VP Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the turnover rate for those Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay VP Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

NET ASSET VALUE

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange (the "Exchange") is open for regular trading. NAV per share is calculated as of the close of the Exchange (currently 4:00 pm Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the MainStay VP Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds.

The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay VP Cash Management Portfolio are valued at their amortized cost (in accordance with the Fund's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in theMainStay VP Cash Management Portfolio may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay VP Cash Management Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Portfolio's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay VP Cash Management Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Portfolios are valued:

  by appraising common and preferred stocks that are traded on the or other exchanges and the Financial Industry Regulatory Authority National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising over-the-counter common and preferred stocks quoted on the Financial Industry Regulatory Authority NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

  by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Floating rate loans, in which the MainStay VP Floating Rate Portfolio primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Portfolio's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Portfolio.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the MainStay VP Balanced and MainStay VP Income Builder Portfolios, are also offered to the MainStay VP Asset Allocation Portfolios. Each MainStay VP Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Certain of the Portfolios have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

TAX INFORMATION

The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses or in certain publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

Generally, in order to avoid a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

  98% of the Portfolio's ordinary income for the calendar year;

  98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

  any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios currently intend to make the distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty three series, each corresponding to a different Portfolio. Each of the Portfolios is diversified except for the MainStay VP Floating Rate Portfolio, which is classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to its principal investment strategy and investment process, the MainStay VP Floating Rate Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as a "non-diversified" fund without first obtaining shareholder approval. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the MainStay VP Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under the 12b-1 Plan; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

There exist 450,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

The Board has decided not to hold routine annual shareholders' meetings. Special shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (i) election of Directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

NYLIAC and the MainStay VP Asset Allocation Portfolios are the legal owners of the shares and as such have the right to vote to elect the Board of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC and the MainStay VP Asset Allocation Portfolios will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

CUSTODIAN

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, Washington, District of Columbia 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for the year ended December 31, 2009, including the financial highlights for each of the periods presented appearing in the 2009 Annual Report to shareholders and the report thereon of [__________], independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

[____________] has been selected as the independent registered public accounting firm of the Fund. [____] is responsible for auditing the annual financial statements of the Portfolios. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of [____], the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2010, the following persons owned of record or beneficially 5% or more of the Initial Class and Service Class of shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

INITIAL CLASS SHARES

[TABLE TO BE PROVIDED]

SERVICE CLASS SHARES

[TABLE TO BE PROVIDED]

Part C. Other Information

Item 28.  EXHIBITS

a.   Articles of Incorporation

1.	Articles of Incorporation - Previously filed as Exhibit (a)(1) to Post-Effective Amendment No. 28 filed on April 14, 2000*

2.	Articles Supplementary - Previously filed as Exhibit (a)(2) to Post-Effective Amendment No. 28 filed on April 14, 2000*

3.	Articles of Amendment - Previously filed as Exhibit (a)(3) to Post-Effective Amendment No. 28 filed on April 14, 2000*

4.	Articles Supplementary - Previously filed as Exhibit (a)(4) to Post-Effective Amendment No. 31 filed on May 16, 2001*

5.	Articles of Amendment - Previously filed as Exhibit (a)(5) to Post-Effective Amendment No. 37 filed on May 13, 2003*

6.	Articles Supplementary - Previously filed as Exhibit (a)(6) to Post-Effective Amendment No. 37 filed on May 13, 2003*

7.	Articles Supplementary - Previously filed as Exhibit (a)(7) to Post-Effective Amendment No. 41 filed on April 5, 2005*

8.	Articles of Amendment - Previously filed as Exhibit (a)(8) to Post-Effective Amendment No. 41 filed on April 5, 2005*

9.	Articles Supplementary - Previously filed as Exhibit (a)(9) to Post-Effective Amendment No. 44 filed on December 21, 2005*

10.	Articles of Amendment - Previously filed in Registrant's Form N-SAR for the period ended December 31, 2006, filed on March 1, 2007*

11.	Articles Supplementary - Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 47 filed on April 5, 2007*

12.	Articles Supplementary - Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 48 filed on April 4, 2008*

13.	Articles Supplementary - Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 48 filed on April 4, 2008*

b.	By-Laws

1.	Amended and Restated By-Laws of Registrant - Previously filed in Registrant's Form N-SAR for the period ended December 31, 2006, filed on March 1, 2007*

c.	Instruments Defining Rights of Security Holders

1.	Form of Specimen Certificate for shares of common stock of newly created Portfolios - Previously filed as Exhibit (c) to Post-Effective Amendment No. 28 filed on April 14, 2000*

d.	Investment Advisory Contracts

1.
Amended and Restated Management Agreement dated August 1, 2008 between the Registrant and New York Life Investment Management LLC. – Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 49 on April 14, 2009*

(i)    Notice of Fee Waiver between Registrant and New York Life Investment Management LLC. on behalf of the ICAP Select equity Portfolio dated May 1, 2008 – Previously filed as Exhibit (d)(1)(i) to Post-Effective Amendment No. 49 on April 14, 2009*

2.
Form of Subadvisory Agreement between New York Life and Lord, Abbett & Co. on behalf of the Developing Growth Portfolio - Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 24 filed on February 13, 1998*

3.
Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated August 1, 2008 – Previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 49 on April 14, 2009*

4.
Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated August 1, 2008 – Previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 49 on April 14, 2009*

(i)
Amendment to the August 1, 2008 Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 27, 2009 – Previously filed as Exhibit (d)(4)(i) to Post-Effective Amendment No. 49 on April 14, 2009*

5.
Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated January 1, 2009 – Previously filed as Exhibit (d)(5) to Post-Effective Amendment No. 49 on April 14, 2009*

6.
Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Winslow Capital Management Inc. dated December 26, 2008 – Previously filed as Exhibit (d)(6) to Post-Effective Amendment No. 49 on April 14, 2009*

e.	Underwriting Contracts

1.	Amended and Restated Distribution and Service Agreement - Previously filed as Exhibit (e) to Post-Effective Amendment No. 46 filed on April 7, 2006*

f.	Not Applicable

g.	Custodian Agreements

1.	Master Custodian Agreement with Investors Bank & Trust Company - Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

(i)
Amendment dated December 7, 2007 to Master Custodian Agreement with State Street Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g) (1) (i) to Post-Effective Amendment No. 48 filed on April 4, 2008*

(ii)	Extension Agreement dated January 31, 2008 to the Master Custodian Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(ii) to Post-Effective Amendment No. 48 filed on April 4, 2008*

(iii)	Amendment dated April 30, 2008 to the Master Custodian Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(iii) to Post-Effective Amendment No. 49 on April 14, 2009*

(iv)	Amendment dated September 29, 2008 to the Master Custodian Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(iv) to Post-Effective Amendment No. 49 on April 14, 2009*

(v)	Amendment dated February 13, 2009 to the Master Custodian Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(v) to Post-Effective Amendment No. 49 on April 14, 2009*

(vi)	Master Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(3) to Post-Effective amendment No. 46 filed on April 7, 2006*

(vii)
Amendment dated December 7, 2007 to Master Delegation Agreement with State Street Bank & Trust Company dated June 30, 2005 – Previously filed as Exhibit (g)(2)(i) to Post –Effective Amendment No. 48 on April 4, 2008*

(viii)	Amendment dated April 30, 2008 to the Master Delegation Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(viii) to Post-Effective Amendment No. 49 on April 14, 2009*

(ix)	Amendment dated September 29, 2008 to the Master Delegation Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(ix) to Post-Effective Amendment No. 49 on April 14, 2009*

(x)	Amendment dated February 13, 2009 to the Master Delegation Agreement dated June 30, 2005 – Previously filed as Exhibit (g)(1)(x) to Post-Effective Amendment No. 49 on April 14, 2009*

h.	Other Material Contracts

1.	Addendum to the Fund Participation Agreement - Previously filed as Exhibit (h)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

2.	Form of Stock License Agreement relating to the use of the New York Life name and service marks - Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 28 filed on April 14, 2000*

3.
Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 30 filed on April 13, 2001*

(i)	Form of Substitution Agreement substituting NYLIM for New York Life - Filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 30 filed on April 13, 2001*

4.	Administration Agreement Supplements - Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 41 filed on April 5, 2005*

5.
Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company – Previously filed as Exhibit 5 to Post Effective Amendment No. 48 filed on April 4, 2008*

(i)
Amendment dated December 7, 2007 to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and State Street Bank & Trust Company - Previously filed as Exhibit 5 (i) to Post Effective Amendment No. 48 filed on April 4, 2008*

(ii)
Extension Agreement dated January 31, 2008 to the Master Fund Sub-Accounting and Sub-Administration Agreement dated June 30, 2005 – Previously filed as Exhibit (h)(5)(ii) to Post-Effective Amendment No. 48 filed on April 4, 2008*

(iii)	Amendment dated April 30, 2008 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed as Exhibit (h)(5)(iii) to Post-Effective Amendment No. 49 on April 14, 2009*

(iv)	Amendment dated September 29, 2008 Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed as Exhibit (h)(5)(iv) to Post-Effective Amendment No. 49 on April 14, 2009*

(v)	Amendment dated February 13, 2008 Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed as Exhibit (h)(5)(v to Post-Effective Amendment No. 49 on April 14, 2009*

i.	Legal Opinions

1.	Legal Opinion of Dechert LLP - Previously filed as Exhibit(i) to Post-Effective Amendment No. 47 filed on April 5, 2007*

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm to MainStay VP Series Fund, Inc. – To be filed by amendment

k.	Not applicable

l.	Initial Capital Agreements

1.	Form of Initial Stock Subscription Letter - Previously filed as Exhibit (l)(1) to Post-Effective Amendment No. 1 filed on August 24, 1983*

2.	Form of Investment Undertaking - Previously filed as Exhibit (l)(2) to Post-Effective Amendment No. 1 filed on August 24, 1983*

m.	Rule 12b-1 Plan

1.	Amended and Restated Distribution and Service Plan – Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

2.	12b-1 Plan Services Agreement - Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 46 filed on April 7, 2006*

n.	Rule 18f-3 Plans

1.	Amended 18f-3 Plan - Previously filed as Exhibit (n) to Post-Effective Amendment No. 44 filed on December 31, 2005*

p.	Codes of Ethics

1.
The MainStay Funds/Eclipse Funds/Eclipse Funds Inc./ICAP Funds/MainStay VP Series Fund, Inc. Code of Ethics dated December 2008 – Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 49 on April 14, 2009*

2.	Winslow Capital Management, Inc. - Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 44 filed on December 21, 2005*

4.	Institutional Capital LLC - Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 47 filed on April 5, 2007*

5.	MacKay Shields LLC – Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 49 on April 14, 2009*

6.	NYLIM Holdings LLC Code of Ethics - Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 49 on April 14, 2009*

Other Exhibits:

1.	Powers of Attorney - Previously filed as Exhibits to Post-Effective Amendment No. 1 to Registrant's Form N-14 (333-141510) filed on September 21, 2007*

2.	Power of Attorney by John Y. Kim - Previously filed as Exhibit 2 to Post-Effective Amendment No. 49 on April 14, 2009*
_____________________
*    Incorporated herein by reference

Item 29. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III , NYLIAC Variable Annuity Separate Account-IV, NYLIAC MFA Separate Account I, NYLIAC MFA Separate Account II, VLI Separate Account,  NYLIAC Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-II, Corporate Sponsored Variable Universal Life Separate Account I, Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the Variable Separate Accounts). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts; and its affiliates, New York Life Investment Management LLC and MacKay Shields, serve as investment advisers to the Portfolios.

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)[1]

The MainStay Funds[2] (Massachusetts)
Eclipse Funds, Inc.[2] (Maryland)
Eclipse Funds[2] (Massachusetts)
MainStay VP Series Fund, Inc.[2] (Maryland)
ICAP Funds, Inc.[2] (Maryland)
MainStay Funds Trust[2] (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
MacKay Shields LLC (Delaware)
MacKay Shields General Partner (L/S) LLC (Delaware)
MacKay Municipal Managers Opportunities GP LLC (Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC (Delaware)
Madison Capital Funding LLC (Delaware)
MCF Co-Investment GP, LLC
MCF Capital Management LLC
Madison Square Investors LLC
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC (Delaware)
Madison Square Investors U.S. Large-Cap Core 130/30 Fund GP, LLC (Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC (Delaware)
Madison Square Investors European Equity Market Neutral Fund GP, LLC (Delaware)
McMorgan & Company LLC (Delaware)
NYLCAP Manager LLC (Delaware)

New York Life Capital Partners, LLC (Delaware)
New York Life Capital Partners II, LLC (Delaware)
New York Life Capital Partners III GenPar GP, LLC (Delaware)
NYLIM Mezzanine GenPar GP, LLC (Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)

NYLCAP India Funding LLC (Delaware)
NYLIM – JB Asset Management Co. (Mauritius) LLC [3] (24.66%) (Mauritius)
NYLCAP India Funding III LLC (Delaware)
NYLIM-JB Asset Management Co. III (Mauritius) LLC (24.66%)

NYLCAP Select Manager GenPar GP, LLC
NYLIM-JB Asset Management Co. III (Mauritius) LLC (24.66%)
New York Life Capital Partners IV GenPar GP, LLC (Delaware)
NYLCAP Canada GenPar Inc. (Canada)
NYLCAP Mezzanine Partners II GenPar Gp, LLC (Delaware)
NYLCAP Select Manager GenPar GP, LLC (Delaware)

NYLIM Service Company LLC (Delaware)
New York Life Investment Management LLC (Delaware)
NYLIM GP, LLC (Delaware)
NYLIM Fund II GP, LLC (Delaware)

New York Life Investment Management (U.K.) Limited (United Kingdom)
NYLIM-GCR Fund I LLC (Delaware)

NYLIM U.S. Core Equity Market Neutral Fund GP LLC (Delaware)

NYLIFE Distributors LLC (Delaware)
NYLIM Real Estate Inc. (Delaware)
NYLCAP Holdings (Mauritius) (Mauritius)
Institutional Capital LLC (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)
Pacific Square Investments LLC (Delaware)
29 Park Investments No. 2 Limited (Cayman Islands)
New York Life International LLC (Delaware)
New York Life Insurance Taiwan Corporation (Taiwan)
Maxima S.A. AFJP . (Argentina) (40%)
SEAF Sichuan SME Investment Fund LLC (Delaware) (39.98%)
HSBC New York Life Seguros de Vida (Argentina) S.A.[3] (Argentina) (40%)
HSBC New York Life Seguros de Retiro (Argentina) S.A.[3] (Argentina)(40%)
Maxima S.A. AFJP[4] (40%) (Argentina)
New York Life Insurance Limited (South Korea)
New York Life Insurance Worldwide Limited (Bermuda) (96.03%)
New York Life International Holdings Limited (Mauritius) 95.4%)
Max New York Life Insurance Company Limited[3](26%) (India) Servicios Corporativos SMNYL, S.A. de C.V. (Mexico) (99%) Centro de Capacitacion Monterry, A.C. (Mexico) (99.791%)
New York Life International India Fund (Mauritius) LLC (90%) (Mauritius)

NYL Cayman Holdings Ltd. (Cayman Islands)
New York Life Worldwide Capital, LLC. (Delaware)
Fianzas Monterrey, S.A. (99.95%) (Mexico)
Operadora FMA, S.A. de C.V. (99%) (Mexico)
New York Life Insurance Taiwan Corporation (Taiwan)
NYL-HK Capital Planning LLC (Delaware)
NYLIFE Thailand, Inc. (Delaware)
PMCC Ltd. (49%)(Thailand)

NYL Data Center Limited ((99.97%) (Thailand)
NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
Siam Commercial New York Life Insurance Public Company Limited (47.33%) (Thailand)
Seguros Monterrey New York Life, S.A. de C.V.(99.996%) (Mexico)

Administradora de Conductyos SMNYL, S.A. de C.V. (Mexico) (99%)
NYL Cayman Ltd. (Cayman Islands)
NYLIFE LLC (Delaware)
Eagle Strategies Corp. (Arizona)
Express Scripts, Inc.[4] (7.13%) (Delaware)
New York Life Capital Corporation (Delaware)
Monetary Research Limited (Bermuda) NYL Management Limited (United Kingdom)
New York Life Trust Company (New York)
NYL Executive Benefits LLC (Delaware)
NYLIFE Securities LLC (Delaware)
NYLINK Insurance Agency Incorporated (Delaware)
NYLUK I Company (United Kingdom)
NYLUK II Company (United Kingdom)
Gresham Mortgage (United Kingdom)
W Construction Company (United Kingdom)
WUT (United Kingdom)
WIM (AIM) (United Kingdom)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Silver Spring, LLC (Delaware)
Haier New York Life Insurance Company Limited (PRC) (China) (50%)[3]
NYL Wind Investments LLC (Delaware)
29 Park Investments no. 1 Ltd. (Cayman Islands)
NYLIFE Real Estate Holdings, LLC (Delaware) Huntsville NYL LLC (Delaware)
NYLMDC – King of Prussia, LLC
NYMH – Attleboro MA, LLC
NYMH – Ennis GP, LLC
NYMH – Farmingdale New York, NY LLC
NYMH – Houston GP, LLC
NYMH – Freeport GP, LLC
NYMH – Plano GP, LLC
NYMH – San Antonio GP, LLC
NYMH – Stephenville GP, LLC
NYMH – Taylor GP, LLC
SCP 2005-C21-002 LLC (Delaware)
SCP 2005-C21-003 LLC (Delaware)
SCP 2005-C21-006 LLC (Delaware)
SCP 2005-C21-007 LLC (Delaware)
SCP 2005-C21-008 LLC (Delaware)
SCP 2005-C21-009 LLC (Delaware)
SCP 2005-C21-017 LLC (Delaware)
SCP 2005-C21-018 LLC (Delaware)
SCP 2005-C21-021 LLC (Delaware)
SCP 2005-C21-025 LLC (Delaware)
SCP 2005-C21-031 LLC (Delaware)
SCP 2005-C21-036 LLC (Delaware)
SCP 2005-C21-041 LLC (Delaware)
SCP 2005-C21-043 LLC (Delaware)

SCP 2005-C21-044 LLC (Delaware)
SCP 2005-C21-048 LLC (Delaware)
SCP 2005-C21-061 LLC (Delaware)
SCP 2005-C21-063 LLC (Delaware)
SCP 2005-C21-067 LLC (Delaware)
SCP 2005-C21-069 LLC (Delaware)
SCP 2005-C21-070 LLC (Delaware)

[1]
By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control.  Information provided in this list is as of October 31, 2009.

[2]
These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services.  They are not subsidiaries of New York Life but are included for informational purposes only.

[3] This entity is included in this listing for informational purposes only. It is New York Life’s position that neither New York Life nor any of its affiliates controls this entity.
[4]
Includes shares owned directly by New York Life.  This entity is included in this listing for informational purposes only.  It is New York Life’s position that neither New York Life nor any of its affiliates controls this entity.

*This list does not serve as an admission that the Funds consider all of these to be “affiliates

Item 30. INDEMNIFICATION

A. Maryland Law and By-Laws.

Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

2. the director or officer actually received an improper personal benefit in money, property or services; or

3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification or an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

In addition, each Director has entered into a written agreement with the Fund pursuant to which the Fund is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Fund.

B. Insurance.

The MainStay Group of Funds, which includes Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

C. Securities and Exchange Commission Position.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investments

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc., MainStay VP Series Fund, Inc. and MainStay Funds Trust.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of New York Life Investments is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Gary E. Wendlandt	Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee
Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan & Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment & Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retiro (Argentina) S.A.; Member of the Valuation Sub-Committee of Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay VP Series Fund, Inc. and the MainStay Funds

John Y. Kim	Manager; President and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Trustee of Eclipse Funds and the MainStay Funds; Director of Eclipse Funds Inc., ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Barry A. Schub	Executive Vice President	Senior Vice President of New York Life Insurance Company; Executive Vice President of New York Life Investment Management Holdings LLC; Manager of NYLIFE Distributors LLC
David G. Bedard	Senior Managing Director; Chief Financial Officer	Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC; Senior Managing Director and Chief Financial Officer of NYLIFE Distributors LLC
Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc., ICAP Funds, Inc. and MainStay Funds Trust

Alison H. Micucci	Senior Managing Director
Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None
George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Assistant Secretary of Institutional Capital LLC, Secretary of MacKay Shields LLC and Assistant Secretary of Madison Capital Funding LLC; Assistant Secretary of Madison Square Investors LLC and McMorgan & Company LLC

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company; Senior Vice President – Investments of New York Life Foundation

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Examining and Audit Committee and Chairman of the Management and Investment Committee of New York Life Trust Company; Senior Managing Director - Retirement Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director	None
Tony H. Elavia	Senior Managing Director	Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC
Anthony R. Malloy	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona
Donald A. Salama	Senior Managing Director	Senior Managing Director - Retirement Services of NYLIFE Distributors LLC
John E. Schumacher	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC; Chief Executive Officer of NYLCAP Mezzanine Partners III GenPar GP, LLC;  Sole Director and Chief Executive Officer of NYLCAP III RBG Corp. and NYLCAP III-A RBG Corp.; Manager of NYLIM-JB Asset Management Co. (Mauritius) LLC and Director of NYLIM- Jacob Ballas Asset Management Co. III (Mauritius) LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Director of NYL Management Limited

Julia A. Warren	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Co.
Robert DiMella	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
Gary Goodenough	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
John Loffredo	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
Michael P. Maquet	Senior Managing Director	President, Madison Square Investors LLC
James Ramsay	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
John C. Siciliano	Manager, Senior Managing Director and Head of Investment Boutiques
Manager and Senior Managing Director of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors LLC; Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Sara L. Badler	Senior Managing Director	Senior Managing Director and Chief Compliance Officer of New York Life Investment Management Holdings LLC

MacKay Shields

MacKay Shields LLC ("MacKay Shields") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee.  The address of MacKay Shields is 9 West 57th Street, New York, NY 10029.

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS
Osbert M. Hood	Chairman of the Board, Chairman and Chief Executive Officer	None
Lucille Protas	Senior Managing Director, Chief Operating Officer and Treasurer	Executive Vice President of New York Life Trust Company
Gary L. Goodenough	Senior Managing Director	Senior Managing Director, New York Life Investment Management LLC
Ellen Metzger	Senior Managing Director and General Counsel	None
J. Matthew Philo	Senior Managing Director	None
Rupal J. Bhansali	Senior Managing Director	Senior Vice President, NY Life Insurance and Annuity Corporation
Edward Silverstein	Managing Director	None
Rene Bustamante	Managing Director and Chief Compliance Officer	None
Michael Corker	Managing Director and Chief Financial Officer	None
Robert DiMella	Senior Managing Director	None
John Loffredo	Senior Managing Director	None
Maureen M. McFarland	Senior Managing Director	None
James A. Ramsay	Senior Managing Director	Senior Managing Director of New York Life Investment Management LLC
Dan C. Roberts	Senior Managing Director	None
Jae S. Yoon	Senior Managing Director	None
Byron H. Spivack	Managing Director and Deputy General Counsel	None
Louis N. Cohen	Managing Director	None
David Dowden	Managing Director	None
Luann P. Gilhooly	Managing Director	None
Therese M. Hernandez	Managing Director	None

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS
Kirk Hashevaroff	Managing Director	None
Michael J. Kimble	Managing Director	None
Steven H. Rich	Managing Director	None
Virginia E. Rose	Managing Director	None
Michael A. Snyder	Managing Director	None
Gregory M. Spencer	Managing Director	None
Denise M. Spillane	Managing Director	None
Brian Stewart	Managing Director	None
Andrew M. Susser	Managing Director	None
Taylor B. Wagenseil	Managing Director	None
James S. Wolf	Managing Director	None

Madison Square Investors LLC

Madison Square Investors LLC ("Madison Square Investors") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of Madison Square Investors is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee.  The address of Madison Square Investors 1180 Avenue of the Americas, New York, NY 10036.

NAME	POSITION(S) WITH MADISON SQUARE INVESTORS	OTHER BUSINESS
John Y. Kim	Chairman
Manager; President and Chief Executive Officer, New York Life Investment Management LLC; Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporatio

NAME	POSITION(S) WITH MADISON SQUARE INVESTORS	OTHER BUSINESS
John H. Siciliano	Manager
Manager, Senior Managing Director and Head of Investment Boutiques, New York Life Investment Management LLC; Manager of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Michael E.Sproule	Manager	None
Gary E. Wendlandt	Manager
Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee, New York Life Investment Management LLC; Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of HSBC New York Life Seguros de Retiro (Argentina) S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan & Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment & Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retivo (Argentina) S.A.

NAME	POSITION(S) WITH MADISON SQUARE INVESTORS	OTHER BUSINESS
Tony H.Elavia	Chief Executive Officer
Senior Managing Director, New York Life Investment Management LLC; Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC

Michael P. Maquet	President and chief Operating Officer	Senior Managing Director, New York Life Investment Management LLC
Susan L. Evans	Managing Director	None
Harvey J. Fram	Managing Director	None
Harish P. Kumar	Managing Director	None
Francis Ok	Managing Director	None
Luke A. Smith	Managing Director	None
Tara McAleer	Director and Chief Compliance Officer	None
Jennifer Oberschewen	Director and Chief Financial Officer	None

ICAP

Institutional Capital LLC (“ICAP”) acts as the subadvisor for certain series of the following open-end registered management investment companies: The MainStay Funds and ICAP Funds, Inc. Certain information on each executive officer of ICAP is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of ICAP is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

NAME	POSITION(S) WITH INSTITUTIONAL CAPITAL LLC	OTHER BUSINESS
Jerrold K. Senser	Manager, Chief Executive Officer and Chief Investment Officer	None
Paula L. Rogers	Manager and President	None
Thomas R. Wenzel	Executive Vice President and Director of Research	None
Brian Franc	Executive Vice President and Chief Compliance Officer	None
Robert J. Lukaszewicz	Executive Vice President and Chief Financial Officer	None
Michael F. Citrano	Executive Vice President and Director of MIS	None
Kain D. Cederberg	Executive Vice President and Director of Trading	None
John P. Garrett	Senior Vice President	None
Keith D. Watson	Executive Vice President and Head of Consultant Relationships	None
Scott E. Weisenberger	Executive Vice President and Director of Business Development and Client Services	None
Benjamin H. Bielawski	Senior Vice President	None
Jeffrey A. Miller	Senior Vice President	None
Kathleen C. Pease	Senior Vice President	None
Andrew P. Starr	Senior Vice President	None
Robert D. Stoll	Senior Vice President	None
Matthew T. Swanson	Senior Vice President	None
William Van Tuinen	Senior Vice President	None
Susan F. Lippa	Senior Vice President	None

Winslow

Winslow Capital Management, Inc. ("WCM") acts as the subadvisor for certain series of the following open-end registered management investment companies: The MainStay Funds and MainStay VP Series Fund, Inc. Certain information on each executive officer of WCM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of each of the entities listed below is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402.

NAME	POSITION(S) WITH WINSLOW CAPITAL	OTHER BUSINESS
Jean A. Baillon	Senior Managing Director, Chief Administrative Officer and Chief Financial Officer	None
Clark J. Winslow	CEO, CIO, Portfolio Manager; President of Winslow Family Foundation	None
Justin H. Kelly	Senior Managing Director and Portfolio Manager	None
R. Bart Wear	Senior Managing Director and Portfolio Manager	None

EPOCH

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of Epoch is 640 Fifth Avenue, 18th Floor, New York, New York 10019.

NAME	POSITION(S) WITH EPOCH / PRINCIPAL OCCUPATION
Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

ITEM 32. PRINCIPAL UNDERWRITERS

a.           NYLIFE Distributors LLC acts as the principal underwriter for:

Eclipse Funds Inc. (File No. 33-36962)
Eclipse Funds (File No. 33-08865)
ICAP Funds, Inc. (File No. 33-86006)
MainStay VP Series Fund, Inc. (File No. 2-86082)
The MainStay Funds (File No. 33-02610)
MainStay Funds Trust (File No. 333-160918)
NYLIAC Variable Universal Life Separate Account I
NYLIAC Multi-Funded Annuity Separate Account I
NYLIAC Multi-Funded Annuity Separate Account II
NYLIAC Variable Annuity Separate Account I
NYLIAC Variable Annuity Separate Account II
NYLIAC Variable Annuity Separate Account III
NYLIAC Variable Life Insurance Separate Account
NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
NYLIAC Institutionally Owned Life Insurance Separate Account

b.

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS
John Y. Kim	Chairman of the Board and Chief Executive Officer	None
Christopher O. Blunt	Manager and Executive Vice President, Retirement Income Security	None
John A. Cullen	Manager and Chairman of the Audit Committee	None
Stephen P. Fisher	Manager, President and Chief Operating Officer	President
Barry A. Schub	Manager	None
Scott L. Berlin	Executive Vice President, Life Distribution	None
Robert J. Hebron	Executive Vice President, Executive Benefits	None
John R. Meyer	Executive Vice President, Retirement Income Security	None
John Santaguida	Executive Vice President, McMorgan Distribution	None
Jefferson C. Boyce	Senior Managing Director, New York Life Relationship Management	None

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS
Thomas A. Clough	Senior Managing Director, Retirement Services	None
Barbara McInerney	Senior Managing Director, Compliance	None
Donald A. Salama	Senior Managing Director, Retirement Services	None
David L. Bangs	Managing Director, NYLCAP Institutional Sales	None
Michael D. Coffey	Senior Managing Director, Retirement Income Security	None
Philip L. Gazzo	Managing Director, Retirement Income Security	None
Mark A. Gomez	Managing Director and Chief Compliance Officer	None
David G. Bedard	Senior Managing Director and Chief Financial Officer	None
Joseph J. Henehan	Managing Director, Retirement Services	None
Marguerite E. H. Morrison	Managing Director and Secretary	Chief Legal Officer and Secretary
Christopher V. Parisi	Managing Director, Retirement Income Security	None
Amanda Parness	Managing Director, Institutional Sales	None
Steven Sexeny	Managing Director, Madison Square Investors Institutional Products Distribution	None
Stephen Fiacco	Managing Director, Retirement Income Security	None
John C. Siciliano	Manager and Member of Audit Committee	None
Rebekah M. Mueller	Managing Director, Retirement Services	None
Penny Nelson	Manager and Managing Director, Operations	None
Mark S. Niziak	Managing Director, Retirement Services	None

c.   Inapplicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

Item 34. MANAGEMENT SERVICES

Inapplicable.

Item 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 8th day of February, 2010.

MAINSTAY VP SERIES FUND, INC. By: /s/ Stephen P. Fisher Stephen P. Fisher President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 50 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 8,  2010.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Director and Chairman of the Board
Susan B. Kerley

/s/ John Y. Kim*	Director
John Y. Kim

/s/ Alan R. Latshaw*	Director
Alan R. Latshaw

/s/ Peter Meenan*	Director
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Director
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Director
Richard S. Trutanic

/s/ Roman L. Weil*	Director
Roman L. Weil

/s/ John A. Weisser*	Director
John A. Weisser

By:  /s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

By:  /s/ Marguerite E. H. Morrison
Marguerite E. H. Morrison
As Attorney-in-Fact*

* PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED.